UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 05452 )

Exact name of registrant as specified in charter: Putnam Premier Income Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: July 31, 2006

Date of reporting period: August 1, 2005— January, 31 2006

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Premier Income Trust

1|31|06

Semiannual Report

PUTNAM INVESTMENTS

INCOME FUNDS
invest in bonds and
other securities with
the goal of providing
a steady stream of
income over time.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

We have stringent investor protections and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam Premier Income Trust

1| 31| 06

Semiannual Report

Message from the Trustees	2
About the fund	4
Report from the fund managers	7
Performance	13
Your fund’s management	16
Terms and definitions	19
Trustee approval of management contract	20
Other information for shareholders	27
Financial statements	30

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder

The performance of U.S. financial markets in the early weeks of 2006 suggests that investors remain generally optimistic this year. Stocks have advanced briskly while bonds have remained subdued. We consider these results typical of an expanding economy capable of generating both profits and inflation. As is often the case, the fundamental data painted a more conflicted picture than the market’s movements. In the final months of 2005, the economic growth rate slipped to a low level of 1.1%, according to initial estimates. Nevertheless, labor market conditions have strengthened, and energy prices, though elevated, did not spike in the winter months, thanks in part to mild winter weather in many regions of the country. Inflationary pressures remain contained, to borrow the terminology of the U.S. Federal Reserve Board (the Fed). At its January 31 meeting, marking the end of former Chairman Alan Greenspan’s 18 years of service, the Fed again raised interest rates, but hinted that the end of this tightening cycle might not be far away. Whatever the course the economy and monetary policy take in coming months, in our view it is fortunate that the Fed’s new Chairman, Ben Bernanke, like his predecessor, regards the Fed’s role in pursuing both price stability and economic growth as essential to encouraging investment.

Although there is no guarantee a fund will achieve its objectives, we believe that the professional research, diversification, and active management that mutual funds provide continue to make them an intelligent choice for investors. We want you to know that Putnam Investments, under the leadership of Chief Executive Officer Ed Haldeman, continues to focus on delivering consistent, dependable, superior investment performance over time.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies, and their outlook for the months ahead. We thank you for your support of the Putnam funds.

Putnam Premier Income Trust: seeking broad diversification across global bond markets

When Putnam Premier Income Trust was launched in 1988, its three-pronged focus on U.S. investment-grade bonds, high-yield corporate bonds, and non-U.S. bonds was considered innovative. Lower-rated, higher-yielding corporate bonds were relatively new, having just been established in the late 1970s. And, at the time of the fund’s launch, few investors were venturing outside the United States for fixed-income opportunities.

The bond investment landscape has undergone a transformation in the nearly two decades since. New sectors such as mortgage- and asset-backed securities now make up over one third of the U.S. investment-grade market. The high-yield corporate bond sector has also grown significantly. Outside the United States, the popularity of the euro has resulted in a large market of European government bonds. And there are also growing opportunities to invest in the debt of emerging-market countries.

The fund’s original investment focus has been enhanced to keep pace with this market expansion. To process the market’s increasing complexity, Putnam’s 100-member fixed-income group aligns teams of specialists with the varied investment opportunities. Each team identifies compelling strategies within its area of expertise. Your fund’s management team selects from among these strategies, systematically building a diversified portfolio that carefully balances risk and return.

We believe the fund’s multi-strategy approach is well suited to the expanding opportunities of today’s global bond marketplace. As different factors drive the performance of the various fixed-income sectors, the fund’s diversified

Optimizing the risk/return trade-off across multiple sectors

Putnam believes that building a diversified fund’s objectives. The fund’s portfolio is portfolio with multiple income-generating composed of a broad spectrum of government, strategies is the best way to pursue your credit, and securitized debt instruments.

strategy can take advantage of changing market leadership in pursuit of high current income consistent with capital preservation.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Lower-rated bonds may offer higher yields in return for more risk. Mutual funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. While diversification can help protect returns from excessive volatility, it cannot ensure protection against a market loss.

How do closed-end funds differ from open-end funds?

More assets at work While open-end funds must maintain a cash position to meet redemptions, closed-end funds have no such requirement and can keep more of their assets invested in the market.

Traded like stocks Closed-end fund shares are traded on stock exchanges, and their market prices fluctuate in response to supply and demand, among other factors.

Market price vs. net asset value Like an open fund’s net asset value (NAV) per share, the NAV of a closed-end fund share is equal to the current value of the fund’s assets, minus its liabilities, divided by the number of shares outstanding. However, when buying or selling closed-end fund shares, the price you pay or receive is the market price. Market price reflects current market supply and demand and may be higher or lower than the NAV.

	GOVERNMENT
*	U.S.Treasury	12.9%
*	International Treasury	9.4%
	(developed markets)
*	International Treasury	5.8%
	(emerging markets)

	CASH/OTHER
*	Cash/derivatives/equivalents	9.1%
	(e.g., short-term U.S. Treasuries,
	commercial paper, and other cash equivalents)

Weightings are shown as a percentage of the fund’s net assets. Allocations and holdings in each sector will vary over time. For more information on current fund holdings, see pages 10 and 31.

Putnam Premier Income Trust seeks high current income by investing in U.S. government and agency, high-yield corporate, and international fixed-income securities. Fund holding and sector classifications reflect the diversification of the fixed-income market. The fund is designed for investors seeking a higher level of income who can accept a moderately higher level of risk.

Highlights

* For the six months ended January 31, 2006, Putnam Premier Income Trust had a total return at net asset value (NAV) of 1.80% . The fund’s return at market price was 1.32%.

* The fund’s primary benchmark, the Lehman Government Bond Index, returned 0.77% for the period. The average return of the fund’s Lipper category, Flexible Income Funds (closed-end), was 1.64%.

* Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 13.

Performance

It is important to note that a fund’s performance at market price may differ from its results at NAV. Although market price performance generally reflects investment results, it may also be influenced by several other factors, including changes in investor perceptions of the fund or its investment advisor, market conditions, fluctuations in supply and demand for the fund’s shares, and changes in fund distributions.

Total return for periods ended 1/31/06

Since the fund’s inception (2/29/88), average annual return is 8.30% at NAV and 7.08% at market price.

	Average annual return		Cumulative return
	NAV	Market price	NAV	Market price

10 years	6.56%	6.31%	88.78%	84.40%

5 years	8.27	6.78	48.80	38.80

3 years	10.86	5.63	36.25	17.86

1 year	4.23	0.23	4.23	0.23

6 months	—	—	1.80	1.32

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes.

Report from the fund managers

The period in review

During the six months ended January 31, 2006, interest rates rose, with the Federal Reserve Board (the Fed) continuing to boost short-term rates. Inflationary pressures drove a more modest rise in long-term rates. A similar trend was evident in key overseas markets, as steady global economic expansion prompted central banks to tighten monetary policy. Yield spreads (i.e., the difference in yields between higher- and lower-rated bonds of comparable maturities) remained historically tight, and narrowed still further for emerging-market bonds. Your fund’s diverse mix of investments — developed-country government bonds, investment-grade and high-yield credit issues, and emerging-market debt — along with favorable security selection in several portfolio categories, enabled it to outperform both the benchmark and the average return of its Lipper peer group, based on results at net asset value.

Because the U.S. dollar strengthened over the period, the fund’s modest positions in non-dollar-denominated securities slightly impaired returns, as small gains on such investments turned into losses when translated into U.S. dollars. However, we partly hedged the fund’s foreign-exchange exposure, which helped to mitigate these adverse effects.

Market overview

Both in the United States and overseas, bond yields generally rose in response to solid economic growth and monetary-policy tightening. Because yields of fixed-income instruments move inversely to their prices, the rising yields resulted in lower bond prices. Despite these conditions, global bond markets delivered small overall gains for the period in local currency terms. Meanwhile, high-yield and emerging-market bonds turned in solid gains, buoyed by steady worldwide economic expansion and robust demand for commodities.

In the United States, the Fed continued to raise short-term interest rates in its ongoing efforts to slow economic growth and restrain inflation. On the last day of the period, the central bank lifted the federal funds rate to 4.50%, its highest level in almost five years. Short-term bond yields rose in reaction to the rate increases and to speculation that incoming chairman Ben Bernanke would continue the Fed’s tightening trend. Long-term yields also rose, but not to the same degree as short-term yields, as inflation seemed under control and foreign investors continued to buy ten-year U.S. Treasuries.

Accelerating growth in the euro-zone economy prompted the European Central Bank to raise interest rates at its December 1, 2005, meeting. This was the first interest rate increase since 2000. Export-oriented manufacturing has been doing very well in continental Europe, and there are growing signs that this vigor is spilling over into greater domestic demand. The U.K. economy also continued to expand, albeit at a slower pace than earlier in the decade; housing prices began to rebound toward the end of the period, indicating a sustained pickup in the property market.

Strategy overview

Your fund’s managers believe that building a diversified portfolio with multiple income-generating strategies is the best way to pursue the fund’s objectives. The portfolio is composed

Market sector performance
These indexes provide an overview of performance in different market sectors for the six months ended 1/31/06.

Bonds
Lehman Government Bond Index (U.S. Treasury and agency securities)	0.77%

Citigroup Non-U.S. World Government Bond Index (international government bonds)	–1.19%

JP Morgan Global High Yield Index (global high-yield corporate bonds)	1.83%

JP Morgan Global Diversified Emerging Markets Index (global emerging-market bonds)	6.60%

Equities
S&P 500 Index (broad stock market)	4.68%

MSCI EAFE Index (international stocks)	18.31%

Russell 2000 Index (small-company stocks)	8.50%

of a broad spectrum of government, credit, and securitized debt instruments. Putnam’s fixed-income group aligns teams of specialists with these varied investment opportunities. Each team identifies what it considers the most compelling strategies within its area of expertise. The fund’s management team then selects from among these strategies, systematically building an array of investments that carefully balances risk and return.

During the period, we maintained a conservative posture with regard to both duration — a measure of interest-rate sensitivity — and credit risk. Bond prices move in the opposite direction of interest rates and the global trend in monetary policy is toward tightening, or higher rates. Therefore, we are keeping the fund’s duration short in order to lessen the portfolio’s vulnerability. With regard to credit risk, despite our expectation of continued steady global economic growth and low default rates, we believe that the yield advantages offered by bonds from non-government entities (in particular, investment-grade corporate issuers) over those of government securities are typically too small to compensate investors adequately for the additional risk the bonds carry.

We continued to upgrade the fund’s credit quality during the period by somewhat reducing exposure to high-yield bonds, altering the investment mix in that component of the portfolio, and boosting exposure to

Comparison of top sector weightings

This chart shows how the fund’s top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

structured/securitized instruments. Substantial positions in international holdings, including emerging-market debt, further diversified the fund’s sources of returns.

Your fund’s holdings

As mentioned above, our dominant strategy during the period was to position the portfolio conservatively in terms of both duration and credit risk. We moderately lowered the fund’s exposure to high-yield bonds, and within the high-yield allocation, carved out a substantial share to bank loans, which tend to be of higher quality than other investments in the high-yield category. We also boosted exposure to structured/securitized instruments, which are typically characterized by higher quality and lower effective duration. Indeed, many of the portfolio’s most highly-rated holdings were in structured securities.

The most common type of securitized bonds are mortgage-backed securities issued by the Federal National Mortgage Association (Fannie Mae) and the Government National Mortgage Association (Ginnie Mae). Other types of securitized bonds include asset-backed securities, which are typically backed by car loans and credit-card payments, and commercial mortgage-backed securities, which are secured by loans on large commercial real estate

Top holdings

This table shows the fund’s top holdings, and the percentage of the fund’s net assets that each comprised, as of 1/31/06. The fund’s holdings will change over time.

Holding (percent of fund’s net assets)	Coupon (%) and maturity date

Securitized sector
Federal National Mortgage Association pass-through certificates,
TBA (5.0%)	5.5%, 2036

Federal National Mortgage Association pass-through certificates,
TBA (2.2%)	5.5%, 2021

Structured Asset Investment Loan Trust Ser.04-9, Class A4 (1.0%)	4.8%, 2034

Credit sector
Echostar DBS Corp. company guaranty (0.3%)	6.625%, 2014

Pemex Project Funding Master Trust 144A notes (0.3%)	5.75%, 2015

Pemex Project Funding Master Trust 144A company guaranty (0.3%)	5.75%, 2015

Government sector
U.S. Treasury Bonds (4.2%)	6.25%, 2030

U.S. Treasury Bonds (2.5%)	7.50%, 2016

U.S. Treasury Notes (2.2%)	4.25%, 2013

projects. Areas of particular strength for the fund during the period included asset-backed securities (especially those secured by home-equity loans and manufactured housing) and commercial mortgage-backed securities. Longer-dated securities were another area of focus, as we expect continued robust demand for them from pension funds.

For some time we have believed that yield spreads of corporate bonds versus government bonds have become excessively narrow, and that the upside potential of significant exposure to corporate bonds is materially outweighed by their downside risk. Our conviction on this point is especially firm with regard to investment-grade corporates; accordingly, the fund had virtually no holdings of such instruments during the period. However, we maintained substantial exposure to high-yield and emerging-markets issues. That approach served the fund in good stead: Both these segments outpaced investment-grade developed markets during the period, and strong security selection within the segments further enhanced returns.

The fund’s holdings of emerging-market debt were particularly beneficial to performance. Most emerging markets turned in stellar returns in the period, benefiting from a virtuous circle of credit-rating upgrades (for example, ratings for Turkey and Venezuela were raised during the period, and Brazil shortly before) and higher commodity prices, which bolstered credit fundamentals; this in turn made it easier and cheaper for developing countries to borrow. Among developed overseas markets, we focused on European securities, in particular those of France, Sweden, Spain, and Ireland.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

We anticipate continued global economic expansion as 2006 proceeds, with accelerating growth in Europe and Japan taking up the slack of a slowing U.S. economy. In our opinion, the Fed will likely pause after one or two more rate increases. However, we expect central banks overseas to continue raising rates in coming months. Also, we remain concerned about the potential for a sudden widening of credit spreads. Therefore, we are continuing to position the fund defensively with regard to both duration and credit.

As part of this defensive posture, we are maintaining an emphasis on structured securities, which tend to have shorter maturities and are of higher quality. At the same time, we have an emphasis toward long-maturity securities, based on two prominent worldwide trends: disinflationary pressures from ever-greater pricing transparency and globalization, and fierce demand for such securities from pension funds seeking to cover their long-term obligations to a growing flood of retirees. Conversely, the fund has relatively light exposure to intermediate-maturity bonds.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Lower-rated bonds may offer higher yields in return for more risk. Mutual funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk.

The fund’s shares trade on a stock exchange at market prices, which may be higher or lower than the fund’s net asset value.

Your fund’s performance

This section shows your fund’s performance during the first half of its fiscal year, which ended January 31, 2006. In accordance with regulatory requirements for mutual funds, we also include performance for the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Fund performance
Total return for periods ended 1/31/06

	NAV	Market price

Annual average
Life of fund (since 2/29/88)	8.30%	7.08%

10 years	88.78	84.40
Annual average	6.56	6.31

5 years	48.80	38.80
Annual average	8.27	6.78

3 years	36.25	17.86
Annual average	10.86	5.63

1 year	4.23	0.23

6 months	1.80	1.32

Performance assumes reinvestment of distributions and does not account for taxes.

Comparative index returns For periods ended 1/31/06

		Citigroup		Lipper
		Non-U.S.	JP Morgan	Flexible
	Lehman	World	Global	Income Funds
	Government	Government	High Yield	(closed-end)
	Bond Index	Bond Index	Index	category average†

Annual average
Life of fund (since 2/29/88)	7.31%	6.84%	—*	8.08%

10 years	76.66	60.24	95.91%	83.83
Annual average	5.86	4.83	6.96	6.13

5 years	28.47	45.08	50.76	41.14
Annual average	5.14	7.73	8.56	6.95

3 years	8.81	20.50	44.65	34.67
Annual average	2.85	6.41	13.09	10.28

1 year	1.84	–5.84	4.34	3.77

6 months	0.77	–1.19	1.83	1.64

Index and Lipper results should be compared to fund performance at net asset value. Lipper calculations for reinvested dividends may differ from actual performance.

* The inception date of the JP Morgan Global High Yield Index was 12/31/93.

† Over the 6-month and 1-, 3-, 5-, and 10-year periods ended 1/31/06, there were 8 funds in this Lipper category.

Fund price and distribution information For the six-month period ended 1/31/06

Distributions

Number	6

Income	$0.180

Capital gains	—

Total	$0.180

Share value:	NAV	Market price
7/31/05	$7.16	$6.31

1/31/06	7.08	6.21

Current yield (end of period)
Current dividend rate[1]	5.08%	5.80%

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

Fund performance for most recent calendar quarter
Total return for periods ended 12/31/05

	NAV	Market price

Annual average
Life of fund (since 2/29/88)	8.31%	6.95%

10 years	90.45	86.52
Annual average	6.65	6.43

5 years	52.96	46.87
Annual average	8.87	7.99

3 years	38.04	23.37
Annual average	11.34	7.25

1 year	4.19	–0.90

6 months	1.64	–3.28

Your fund’s management

Your fund is managed by the members of the Putnam Core Fixed-Income and Core Fixed-Income High-Yield teams. D. William Kohli is the Portfolio Leader, and Rob Bloemker, Jeffrey Kaufman, Paul Scanlon, and David Waldman are Portfolio Members of your fund. The Portfolio Leader and Portfolio Members coordinate the teams’ management of the fund.

For a complete listing of the members of the Putnam Core Fixed-Income and Core Fixed-Income High-Yield teams, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Fund ownership by the Portfolio Leader and Portfolio Members

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund (in dollar ranges). Information shown is as of January 31, 2006, and January 31, 2005.

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

D.William Kohli	2006	*

Portfolio Leader	2005	*

Rob Bloemker	2006	*

Portfolio Member	N/A

Jeffrey Kaufman	2006	*

Portfolio Member	N/A

Paul Scanlon	2006	*

Portfolio Member	N/A

David Waldman	2006	*

Portfolio Member	2005	*

N/A indicates the individual was not a Portfolio Leader or Portfolio Member as of 1/31/05.

Fund manager compensation

The total 2005 fund manager compensation that is attributable to your fund is approximately $1,800,000. This amount includes a portion of 2005 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2005 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund’s broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2005, the calculation reflects annualized 2005 compensation or an estimate of 2006 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

D. William Kohli is also a Portfolio Leader of Putnam Diversified Income Trust and Putnam Master Intermediate Income Trust, and a Portfolio Member of Putnam Global Income Trust.

Rob Bloemker is also a Portfolio Member of Putnam American Government Income Fund, Putnam Diversified Income Trust, Putnam Income Fund, Putnam Limited Duration Government Income Fund, Putnam Master Intermediate Income Trust, and Putnam U.S. Government Income Trust.

Jeffrey Kaufman is also a Portfolio Member of Putnam Diversified Income Trust and Putnam Master Intermediate Income Trust.

Paul Scanlon is also a Portfolio Leader of Putnam Floating Rate Income Fund, Putnam High Yield Advantage Fund, Putnam High Yield Trust, and Putnam Managed High Yield Trust, and a Portfolio Member of Putnam Diversified Income Trust and Putnam Master Intermediate Income Trust.

David Waldman is also a Portfolio Member of Putnam Diversified Income Trust and Putnam Master Intermediate Income Trust.

D. William Kohli, Rob Bloemker, Jeffrey Kaufman, Paul Scanlon, and David Waldman may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

During the year ended January 31, 2006, Rob Bloemker, Jeffrey Kaufman, and Paul Scanlon became Portfolio Members of your fund, and Portfolio Member Stephen Peacher left your fund’s management team.

Fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in the fund (in dollar ranges). Information shown is as of January 31, 2006, and January 31, 2005.

			$1 –	$10,001 –	$50,001–	$100,001
	Year	$0	$10,000	$50,000	$100,000	and over

Philippe Bibi	2006	*

Chief Technology Officer	2005	*

Joshua Brooks	2006	*

Deputy Head of Investments	N/A

William Connolly	2006	*

Head of Retail Management	N/A

Kevin Cronin	2006	*

Head of Investments	2005	*

Charles Haldeman, Jr.	2006		*

President and CEO	2005		*

Amrit Kanwal	2006	*

Chief Financial Officer	2005	*

Steven Krichmar	2006	*

Chief of Operations	2005	*

Francis McNamara, III	2006	*

General Counsel	2005	*

Richard Robie, III	2006	*

Chief Administrative Officer	2005	*

Edward Shadek	2006	*

Deputy Head of Investments	N/A

Sandra Whiston	2006	*

Head of Institutional Management	N/A

N/A indicates the individual was not a member of Putnam’s Executive Board as of 1/31/05.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the American Stock Exchange and the New York Stock Exchange.

Comparative indexes

Citigroup Non-U.S. World Government Bond Index is an unmanaged index of global investment-grade fixed-income securities, excluding the United States.

JP Morgan Global Diversified Emerging Markets Index is an unmanaged index of global emerging-market fixed-income securities.

JP Morgan Global High Yield Index is an unmanaged index of global high-yield fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

Russell 2000 Index is an unmanaged index of the 2,000 smallest companies in the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Lipper rankings are based on total return at net asset value and do not reflect sales charges. Funds are ranked among other funds with similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management and its sub-management contract with Putnam Management’s affiliate, Putnam Investments Limited (“PIL”). In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months beginning in March and ending in June 2005, the Contract Committee met five times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund’s management contract and sub-management contract, effective July 1, 2005. Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.

This approval was based on the following conclusions:

* That the fee schedule currently in effect for your fund, subject to certain changes noted below, represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

* That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Model fee schedules and categories; total expenses

The Trustees’ review of the management fees and total expenses of the Putnam funds focused on three major themes:

* Consistency. The Trustees, working in cooperation with Putnam Management, have developed and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund’s management fee is consistent with the fees for similar funds in the Putnam family of funds and compares favorably with fees paid by competitive funds sponsored by other investment advisors. Under this approach, each Putnam fund is assigned to one of several fee categories based on a combination of factors, including competitive fees and perceived difficulty of management, and a common fee schedule is implemented for all funds in a given fee category. The Trustees reviewed the model fee schedule then in effect for the Putnam funds, including fee levels and breakpoints, and the assignment of each fund to a particular fee category under this structure. (“Breakpoints” refer to reductions in fee rates that apply to additional assets once specified asset levels are reached.)

Since their inception, Putnam’s closed-end funds have generally had management fees that are higher than those of Putnam’s open-end funds pursuing comparable investment strategies. These differences ranged from five to 20 basis points. The Trustees have reexamined this matter and recommended that these differences be conformed to a uniform five basis points. At a meeting on January 13, 2006, the Trustees approved an amended management contract for your fund to memorialize the arrangements agreed to in June 2005. Under the new fee schedule, the fund pays a quarterly fee to Putnam Management at the following rates:

0.75% of the first $500 million of the fund’s average weekly assets
(as described below);
0.65% of the next $500 million;
0.60% of the next $500 million;
0.55% of the next $5 billion;
0.525% of the next $5 billion;
0.505% of the next $5 billion;
0.49% of the next $5 billion;
0.48% of the next $5 billion;
0.47% of the next $5 billion;
0.46% of the next $5 billion;
0.45% of the next $5 billion;
0.44% of the next $5 billion;
0.43% of the next $5 billion; and
0.42% thereafter.

Based on net asset levels as of June 30, 2005, the new fee schedule for your fund will not change the management fees, as a percentage of the fund’s average weekly assets, currently paid by common shareholders. The Trustees approved the new fee schedules for the funds effective as of January 1, 2006, in order to provide Putnam Management an opportunity to accommodate the impact on revenues in its budget process for the coming year.
  Competitiveness. The Trustees also reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 33rd percentile in management fees and in the 67th percentile in total expenses as of December 31, 2004 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). The Trustees expressed their intention to monitor this information closely to ensure that fees and expenses of the Putnam funds continue to meet evolving competitive standards.
  Economies of scale. The Trustees concluded that the fee schedule currently in effect for your fund, which as of January 1, 2006 reflects the changes noted above, represents an appropriate sharing of economies of scale at current asset levels. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. The Trustees examined the existing breakpoint structure of the Putnam funds’ management fees in light of competitive industry practices. The Trustees considered various possible modifications to the Putnam funds’ current breakpoint structure, but ultimately concluded that the current break- point structure continues to serve the interests of fund shareholders. Accordingly, the Trustees continue to believe that the fee schedules currently in effect for the funds, taking into account the changes noted above, represent an appropriate sharing of economies of scale at current asset levels.

  In connection with their review of the management fees and total expenses of the Putnam   funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the funds’ investment process and performance by the work of the Investment Oversight Committees of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund’s performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted.

In the case of your fund, the Trustees considered that your fund’s common share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Flexible Income Funds (closed-end)) for the one-, three- and five-year periods ended December 31, 2004 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

37th	28th	28th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three-, and five-year periods ended December 31, 2004, there were ten funds in your fund’s Lipper peer group.* Past performance is no guarantee of future performance. )

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees believe that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment advisor for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

* The percentile rankings for your fund’s common share annualized total return performance in the Lipper Flexible Income Funds (closed-end) category for the one-, five-, and ten-year periods ended December 31, 2005, were 45th, 34th, and 45th, respectively. Over the one-, five-, and ten-year periods ended December 31, 2005, the fund ranked 4th out of 8, 3rd out of 8, and 4th out of 8 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage is earmarked to pay for research services that may be utilized by a fund’s investment advisor, subject to the obligation to seek best execution. The Trustees believe that soft-dollar credits and other potential benefits associated with the allocation of fund brokerage, which pertains mainly to funds investing in equity securities, represent assets of the funds that should be used for the benefit of fund shareholders. This area has been marked by significant change in recent years. In July 2003, acting upon the Contract Committee’s recommendation, the Trustees directed that allocations of brokerage to reward firms that sell fund shares be discontinued no later than December 31, 2003. In addition, commencing in 2004, the allocation of brokerage commissions by Putnam Management to acquire research services from third-party service providers has been significantly reduced, and continues at a modest level only to acquire research that is customarily not available for cash. The Trustees will continue to monitor the allocation of the funds’ brokerage to ensure that the principle of “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of your fund’s custodian and investor servicing agreements with Putnam Fiduciary Trust Company, which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but have not relied on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Approval of amended and restated management contract in July 2005

In July 2005, the Trustees, including the Independent Trustees of your fund, approved an amendment to your fund’s management contract to take into account investment leverage in calculating management fees. The Trustees, including a majority of the Independent Trustees, have concluded that it would be in the best interest of your fund and its common shareholders to compensate Putnam Management on the basis of its “average weekly assets,” rather than its net assets. “Average weekly assets” is defined as the difference (as measured on a weekly basis) between the fund’s total assets (including assets attributable to leverage for investment purposes) and its total liabilities (excluding liabilities attributable to leverage for investment purposes). This formulation effectively allows for Putnam Management to receive management fees on leveraged assets. As your fund’s Agreement and Declaration of Trust prohibits the issuance of preferred shares, for all practical purposes the only form of investment leverage available would be borrowing. In the course of their evaluation, the Trustees considered the benefit to your fund from the additional investment management services that Putnam Management would perform in connection with a leveraged investment strategy, as well as the amount of compensation Putnam Management would receive under the proposed fee structure.

The Trustees noted that the proposed amendment would align the fee arrangements for your fund with those of other closed-end Putnam funds that currently engage in leverage for investment purposes. Furthermore, the Trustees were advised by Putnam Management that it is a customary and widespread practice in the closed-end fund industry to structure leveraged products in a manner that compensates advisors for their management of the assets acquired through leverage.

In evaluating the incentives and potential conflicts of interest created by an average weekly assets-based fee, the Trustees considered that the asset coverage restrictions under the 1940 Act, as well as other legal requirements, limit the extent to which a manager can expose a fund to additional risk through leverage. Furthermore, the Trustees considered the advantages of a management fee reduction mechanism that is included in the amended contract, which reduces the management fee dollar for dollar (subject to a specified maximum reduction) where the costs of carrying investment leverage outweigh the benefits (in terms of net income and short-term capital gains) to common shareholders from managing additional investment assets. In the event that your fund actually engages in leverage, the Trustees will have the opportunity, through regular reports from Putnam Management prepared in connection with the fee reduction mechanism described above, to continue monitoring the conflict of interest between Putnam Management and your fund.

The Trustees approved the proposed changes to your fund’s management contract in principle at a meeting held on April 15, 2005, and further confirmed their approval in principle by written consent of a majority of the Trustees (including a majority of the Independent Trustees) dated May 18, 2005. Shareholders of your fund approved the amended and restated management contract at the fund’s annual meeting of shareholders on July 14, 2005. The Trustees confirmed their action by written consent at an in-person meeting as required under the 1940 Act prior to the execution of the amended management contract.

The Trustees also approved conforming changes to the sub-management contract between Putnam Management and PIL with respect to your fund, to provide for PIL’s fee to be calculated on the basis of the fund’s average weekly assets. The fee paid under the sub-management contract is paid by Putnam Management and not by your fund. Under the circumstances, the changes to the sub-management contract did not require shareholder approval.

Other information for shareholders

Important notice regarding share repurchase program

In October 2005, the Trustees of your fund authorized Putnam Investments to implement a repurchase program on behalf of your fund, which would allow your fund to repurchase up to 5% of its outstanding shares over the 12 months following the announcement. In March 2006, the Trustees approved an extension of this repurchase program to allow the fund to repurchase a total of up to 10% of its outstanding shares over the same period.

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the public reference room.

Information about your fund’s revised investment policies

Bank loans. By purchasing a loan, the fund acquires some or all of the interest of a bank or other lending institution in a loan to a particular borrower. The fund may act as part of a lending syndicate, and in such cases would be purchasing a “participation” in the loan. The fund may also purchase loans by assignment from another lender. Many bank loans are secured by the assets of the borrower, and most impose restrictive covenants that must be met by the borrower.

The fund’s ability to receive payments of principal and interest and other amounts in connection with loans will depend primarily on the financial condition of the borrower. The value of collateral, if any, securing a loan can decline, and may be insufficient to meet the borrower’s obligations or be difficult to liquidate. In addition, the fund’s access to collateral may be limited by bankruptcy or other insolvency laws. Loans may not be fully collateralized and may decline in value. The failure by the fund to receive scheduled payments on a loan would adversely affect the income of the fund and would likely reduce the value of its assets, which would be reflected in a reduction in the fund’s net asset value. Investments in loans may be of any quality, including “distressed” loans, and will be subject to the fund’s credit quality policy. The loans in which the fund may invest include those that pay fixed rates of interest and those that pay floating rates — i.e., rates that adjust periodically based on a generally recognized base rate.

The fund will in many cases be required to rely upon the lending institution from which it purchases the loan to collect and pass on to the fund such payments and to enforce the fund’s rights under the loan. As a result, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the fund from receiving principal, interest and other amounts with respect to the underlying loan.

The fund’s investments in loans are also subject to the risk of prepayment by the borrower. There is no assurance that the fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan.

In addition, loans often are subject to restrictions on transfer, and only limited opportunities may exist to sell such loans in secondary markets. As a result, the fund may be unable to sell its interest in a loan at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair market value. Although the market for bank loans has become increasingly liquid over time, this market is still developing, and there can be no assurance that adverse developments with respect to this market or particular borrowers will not prevent the fund from selling its interest in a loan when Putnam Management desires to do so.

With respect to its management of investments in bank loans, Putnam Management will normally seek to avoid receiving material, non-public information (“Confidential Information”) about the issuers of bank loans. In many instances, borrowers may offer to furnish Confidential Information to prospective lenders. Putnam Management’s decision not to receive Confidential Information may place the fund at a disadvantage relative to other investors in loans. Also, in instances where holders of loans are asked to grant amendments, waivers, or consents, Putnam

Management’s ability to assess their significance or desirability may be adversely affected. For these and other reasons, it is possible that Putnam Management’s general policy of not receiving Confidential Information could adversely affect the fund’s investment performance.

Swap agreements. A swap involves the exchange by the fund with another party of their respective commitments to pay or receive cash flows — for example, an exchange of floating-rate payments for fixed-rate payments. Swap agreements and similar transactions can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structures, swap agreements may increase or decrease the fund’s exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices, inflation rates, or the volatility of an index or one or more securities. For example, if the fund agrees to exchange payments in U.S. dollars for payments in a non-U.S. currency, the swap agreement would tend to decrease the fund’s exposure to U.S. interest rates and increase its exposure to the non-U.S. currency and interest rates. The value of the fund’s swap positions would increase or decrease depending on the changes in value of the underlying rates, currency values, volatility, or other indices or measures. The fund’s ability to engage in certain swap transactions may be limited by tax considerations.

The fund’s ability to realize a profit from such transactions will depend on the ability of the financial institutions with which it enters into the transactions to meet their obligations to the fund. If a counterparty’s creditworthiness declines, the value of the swap agreement would likely decline, potentially resulting in losses. If a default occurs by the counterparty, the fund’s contractual remedies pursuant to the agreements related to the transaction may be limited, particularly in the case of a counterparty’s insolvency. Under certain circumstances, the fund may be unable to close out its position under a transaction at the same time, or at the same price, as if it had purchased comparable publicly traded securities.

The fund may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, the fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a corporate issuer, on the debt obligation. In return for its obligation, the fund would receive a periodic stream of payments over the term of the contract, so long as no event of default has occurred. If no default occurs, the fund would keep the stream of payments and would have no payment obligations. As the seller, the fund would be subject to investment exposure on the notional amount of the swap.

The fund may also purchase credit default swap contracts in order to hedge against the risk of default of the debt of a particular issuer or basket of issuers, in which case the fund would function as the counterparty referred to in the preceding paragraph. This would involve the risk that the investment may expire with no value and would only generate income if an event of default occurs with respect to the underlying debt obligation. It would also involve the risk that the seller may fail to satisfy its payment obligations to the fund in the event of a default. The purchase of credit default swaps involves costs, which will reduce the fund’s return.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.

The fund’s portfolio 1/31/06 (Unaudited)

CORPORATE BONDS AND NOTES (19.8%)*

	Principal amount		Value

Basic Materials (1.5%)
ALROSA Finance SA 144A company guaranty 8 7/8s,
2014 (Luxembourg)		$995,000	$1,136,788
Chaparral Steel Co. company guaranty 10s, 2013		950,000	1,045,000
Cognis Holding GmbH & Co. 144A
sr. notes 9 1/2s, 2014 (Germany)	EUR	514,000	702,677
Compass Minerals International, Inc. sr. disc. notes
stepped-coupon Ser. B, zero % (12s, 6/1/08), 2013 ††		$555,000	499,500
Compass Minerals International, Inc. sr. notes
stepped-coupon zero % (12 3/4s, 12/15/07), 2012 ††		1,490,000	1,385,700
Crystal US Holdings, LLC sr. disc. notes stepped-coupon
Ser. A, zero % (10s, 10/1/09), 2014 ††		659,000	490,955
Equistar Chemicals LP/Equistar Funding Corp.
company guaranty 10 1/8s, 2008		1,128,000	1,223,880
Georgia-Pacific Corp. sr. notes 8s, 2024		69,000	67,275
Gerdau Ameristeel Corp. sr. notes 10 3/8s, 2011 (Canada)		1,315,000	1,449,788
Graphic Packaging International Corp sr. notes 8 1/2s, 2011		258,000	258,000
Huntsman, LLC company guaranty 11 5/8s, 2010		500,000	572,500
Huntsman, LLC company guaranty 11 1/2s, 2012		380,000	436,050
Innophos, Inc. 144A sr. sub. notes 9 5/8s, 2014		451,000	462,275
International Steel Group, Inc. sr. notes 6 1/2s, 2014		250,000	255,000
ISP Chemco, Inc. company guaranty Ser. B, 10 1/4s, 2011		1,261,000	1,352,423
Jefferson Smurfit Corp. company guaranty 7 1/2s, 2013		490,000	444,675
JSG Holding PLC 144A sr. notes 11 1/2s, 2015 (Ireland) ‡‡	EUR	350,175	410,267
MDP Acquisitions PLC sr. notes 9 5/8s, 2012 (Ireland)		$170,000	175,525
MDP Acquisitions PLC sr. notes Ser. EUR,
10 1/8s, 2012 (Ireland)	EUR	845,000	1,119,786
Nalco Co. sr. sub. notes 9s, 2013	EUR	140,000	184,422
Nalco Co. sr. sub. notes 8 7/8s, 2013		$1,613,000	1,685,585
Novelis, Inc. 144A sr. notes 7 1/2s, 2015		1,575,000	1,488,375
PQ Corp. 144A company guaranty 7 1/2s, 2013		184,000	173,420
Rockwood Specialties Group, Inc. company
guaranty 7 5/8s, 2014	EUR	700,000	886,839
Steel Dynamics, Inc. company guaranty 9 1/2s, 2009		$1,335,000	1,398,413
Sterling Chemicals, Inc. sec. notes 10s, 2007		289,802	276,036
Stone Container Corp. sr. notes 9 3/4s, 2011		25,000	25,281
Stone Container Corp. sr. notes 8 3/8s, 2012		465,000	445,238
Stone Container Finance company guaranty 7 3/8s,
2014 (Canada)		290,000	258,825
United States Steel Corp. sr. notes 9 3/4s, 2010		635,000	692,150
			21,002,648

Capital Goods (1.2%)
Allied Waste North America, Inc. company guaranty Ser. B,
8 1/2s, 2008		1,422,000	1,498,433
BE Aerospace, Inc. sr. notes 8 1/2s, 2010		36,000	38,790
Blount, Inc. sr. sub. notes 8 7/8s, 2012		1,076,000	1,129,800

CORPORATE BONDS AND NOTES (19.8%)* continued

	Principal amount		Value

Capital Goods continued
Browning-Ferris Industries, Inc. debs. 7.4s, 2035		$630,000	$560,700
Browning-Ferris Industries, Inc. sr. notes 6 3/8s, 2008		780,000	776,100
Crown Euro Holdings SA company guaranty 6 1/4s,
2011 (France)	EUR	209,000	273,920
Decrane Aircraft Holdings Co. company guaranty zero %,
2008 (acquired 7/23/04, cost $633,705) ‡		$1,932,000	1,101,240
L-3 Communications Corp. sr. sub. notes 5 7/8s, 2015		1,509,000	1,456,185
Legrand SA debs. 8 1/2s, 2025 (France)		1,573,000	1,919,060
Manitowoc Co., Inc. (The) company guaranty 10 1/2s, 2012		104,000	115,180
Manitowoc Co., Inc. (The) company guaranty 10 3/8s, 2011	EUR	335,000	435,194
Manitowoc Co., Inc. (The) sr. notes 7 1/8s, 2013		$425,000	447,313
Milacron Escrow Corp. sec. notes 11 1/2s, 2011		242,000	218,405
Mueller Group, Inc. sr. sub. notes 10s, 2012		510,000	540,600
Owens-Brockway Glass company guaranty 7 3/4s, 2011		186,000	194,370
Owens-Brockway Glass sr. sec. notes 8 3/4s, 2012		1,737,000	1,867,275
Owens-Illinois, Inc. debs. 7.8s, 2018		496,000	500,960
Siebe PLC 144A sr. unsub. 6 1/2s, 2010 (United Kingdom)		790,000	722,850
Terex Corp. company guaranty 9 1/4s, 2011		365,000	389,638
Terex Corp. company guaranty Ser. B, 10 3/8s, 2011		1,375,000	1,457,500
			15,643,513

Communication Services (1.2%)
Alamosa Delaware, Inc. company guaranty 12s, 2009		516,000	560,505
Alamosa Delaware, Inc. company guaranty 11s, 2010		642,000	719,040
American Cellular Corp. company guaranty 9 1/2s, 2009		375,000	391,406
Asia Global Crossing, Ltd. sr. notes 13 3/8s, 2010 (Bermuda)
(In default) †		1,015,534	30,466
Cincinnati Bell Telephone company guaranty 6.3s, 2028		285,000	256,500
Cincinnati Bell, Inc. company guaranty 7s, 2015		1,040,000	1,019,200
Cincinnati Bell, Inc. unsub. notes 7 1/4s, 2023		780,000	756,600
Citizens Communications Co. sr. notes 6 1/4s, 2013		3,321,000	3,221,370
Digicel, Ltd. 144A sr. notes 9 1/4s, 2012 (Jamaica)		625,000	656,250
Inmarsat Finance PLC company guaranty 7 5/8s,
2012 (United Kingdom)		650,000	668,688
Inmarsat Finance PLC company guaranty stepped-coupon
zero % (10 3/8s, 10/15/08), 2012 (United Kingdom) ††		1,466,000	1,222,278
iPCS, Inc. sr. notes 11 1/2s, 2012		580,000	668,450
IWO Holdings, Inc. sec. FRN 8.35s, 2012		160,000	166,000
Qwest Communications International, Inc. company
guaranty 7 1/2s, 2014		844,000	852,440
Qwest Corp. notes 8 7/8s, 2012		2,424,000	2,684,580
Qwest Corp. 144A sr. notes 7 5/8s, 2015		797,000	837,846
Rogers Cantel, Inc. debs. 9 3/4s, 2016 (Canada)		335,000	407,025
Rural Cellular Corp. sr. sub. notes 9 3/4s, 2010		290,000	295,800
SBA Communications Corp. sr. notes 8 1/2s, 2012		290,000	320,450

CORPORATE BONDS AND NOTES (19.8%)* continued

	Principal amount	Value

Communication Services continued
SBA Telecommunications, Inc./SBA Communications Corp.
sr. disc. notes stepped-coupon zero % (9 3/4s,
12/15/07), 2011 ††	$404,000	$379,760
U S West, Inc. debs. 7 1/4s, 2025	382,000	375,315
		16,489,969

Consumer Cyclicals (4.2%)
ArvinMeritor, Inc. notes 8 3/4s, 2012	555,000	549,450
Autonation, Inc. company guaranty 9s, 2008	1,705,000	1,830,744
Boyd Gaming Corp. sr. sub. notes 8 3/4s, 2012	1,135,000	1,214,450
Boyd Gaming Corp. sr. sub. notes 7 3/4s, 2012	315,000	328,388
Boyd Gaming Corp. sr. sub. notes 6 3/4s, 2014	265,000	260,363
CanWest Media, Inc. company guaranty 8s, 2012 (Canada)	1,452,075	1,470,226
Coinmach Corp. sr. notes 9s, 2010	1,192,000	1,245,640
D.R. Horton, Inc. sr. notes 7 7/8s, 2011	1,230,000	1,334,550
D.R. Horton, Inc. sr. notes 5 7/8s, 2013	820,000	796,308
Dana Corp. notes 9s, 2011	303,000	222,705
Dex Media West, LLC/Dex Media Finance Co. sr. notes
Ser. B, 8 1/2s, 2010	1,150,000	1,214,688
Dex Media, Inc. notes 8s, 2013	356,000	365,790
FelCor Lodging LP company guaranty 9s, 2008 (R)	1,012,000	1,114,465
General Motors Acceptance Corp. FRN 5.55s, 2007	680,000	655,425
General Motors Acceptance Corp. FRN Ser. MTN,
5.22s, 2007	1,360,000	1,318,338
Goodyear Tire & Rubber Co. (The) notes 7.857s, 2011	1,930,000	1,881,750
Harrah’s Operating Co., Inc. company guaranty 8s, 2011	5,000	5,519
HMH Properties, Inc. company guaranty Ser. B,
7 7/8s, 2008 (R)	328,000	331,280
Host Marriott LP sr. notes Ser. M, 7s, 2012 (R)	1,460,000	1,492,850
JC Penney Co., Inc. debs. 7 1/8s, 2023	850,000	959,986
JC Penney Co., Inc. notes 8s, 2010	55,000	60,034
Jostens IH Corp. company guaranty 7 5/8s, 2012	1,393,000	1,389,518
KB Home company guaranty 5 7/8s, 2015	451,000	425,397
KB Home sr. notes 5 3/4s, 2014	649,000	611,348
Levi Strauss & Co. sr. notes 12 1/4s, 2012	704,000	799,040
Levi Strauss & Co. sr. notes 9 3/4s, 2015	1,275,000	1,343,531
MeriStar Hospitality Corp. company guaranty 9 1/8s, 2011 (R)	816,000	883,320
Meritage Homes Corp. company guaranty 6 1/4s, 2015	455,000	416,325
Meritage Homes Corp. sr. notes 7s, 2014	360,000	345,600
Meritor Automotive, Inc. notes 6.8s, 2009	775,000	736,250
MGM Mirage, Inc. company guaranty 8 1/2s, 2010	885,000	960,225
MGM Mirage, Inc. company guaranty 6s, 2009	1,929,000	1,919,355
Mirage Resorts, Inc. debs. 7 1/4s, 2017	346,000	360,705
Movie Gallery, Inc. sr. unsecd. notes 11s, 2012	927,000	698,726
Owens Corning notes 7 1/2s, 2006 (In default) †	1,036,000	947,940
Oxford Industries, Inc. sr. notes 8 7/8s, 2011	880,000	900,900
Park Place Entertainment Corp. sr. notes 7 1/2s, 2009	1,740,000	1,855,275
Park Place Entertainment Corp. sr. notes 7s, 2013	945,000	1,004,583

CORPORATE BONDS AND NOTES (19.8%)* continued

	Principal amount	Value

Consumer Cyclicals continued
Park Place Entertainment Corp. sr. sub. notes 8 7/8s, 2008	$745,000	$806,463
Pinnacle Entertainment, Inc. sr. sub. notes 8 1/4s, 2012	475,000	491,625
PRIMEDIA, Inc. sr. notes 8s, 2013	1,336,000	1,162,320
R.H. Donnelley Corp. sr. notes 6 7/8s, 2013	521,000	478,018
R.H. Donnelley Corp. 144A sr. disc. notes 6 7/8s, 2013	129,000	118,035
Reader’s Digest Association, Inc. (The) sr. notes 6 1/2s, 2011	705,000	696,188
Resorts International Hotel and Casino, Inc.
company guaranty 11 1/2s, 2009	875,000	966,875
Russell Corp. company guaranty 9 1/4s, 2010	912,000	930,240
Scientific Games Corp. company guaranty 6 1/4s, 2012	1,226,000	1,201,480
Sealy Mattress Co. sr. sub. notes 8 1/4s, 2014	1,425,000	1,471,313
Standard Pacific Corp. sr. notes 7 3/4s, 2013	815,000	809,906
Starwood Hotels & Resorts Worldwide, Inc.
company guaranty 7 7/8s, 2012	1,085,000	1,188,075
Starwood Hotels & Resorts Worldwide, Inc.
debs. 7 3/8s, 2015	1,000,000	1,085,000
Station Casinos, Inc. sr. notes 6s, 2012	910,000	910,000
Station Casinos, Inc. sr. sub. notes 6 7/8s, 2016	990,000	1,006,088
Tenneco Automotive, Inc. company guaranty 8 5/8s, 2014	823,000	827,115
Tenneco Automotive, Inc. sec. notes Ser. B, 10 1/4s, 2013	846,000	947,520
Texas Industries, Inc. sr. unsecd. notes 7 1/4s, 2013	318,000	328,335
THL Buildco, Inc. (Nortek Holdings, Inc.) sr. sub. notes
8 1/2s, 2014	1,207,000	1,173,808
Toys R Us, Inc. notes 7 5/8s, 2011	142,000	117,860
Trump Entertainment Resorts, Inc. sec. notes 8 1/2s, 2015	229,000	225,279
United Auto Group, Inc. company guaranty 9 5/8s, 2012	985,000	1,046,563
Vertis, Inc. company guaranty Ser. B, 10 7/8s, 2009	1,415,000	1,383,163
Vertis, Inc. 144A sub. notes 13 1/2s, 2009	1,405,000	1,152,100
WCI Communities, Inc. company guaranty 9 1/8s, 2012	1,570,000	1,601,400
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp.
1st mtge. 6 5/8s, 2014	1,087,000	1,058,466
		57,434,222

Consumer Staples (2.6%)
Affinity Group, Inc. sr. sub. notes 9s, 2012	1,055,000	1,036,538
AMC Entertainment, Inc. sr. sub. notes 8s, 2014	884,000	764,660
Archibald Candy Corp. company guaranty 10s,
2007 (In default) (F) †	173,688	9,076
Ashtead Holdings PLC 144A sr. notes 8 5/8s, 2015
(United Kingdom)	405,000	425,250
Brand Services, Inc. company guaranty 12s, 2012	1,090,000	1,140,413
CCH I Holdings LLC 144A company guaranty 11 1/8s, 2014	631,000	340,740
CCH I Holdings LLC 144A company guaranty 10s, 2014	653,000	333,030
CCH I Holdings LLC 144A company guaranty
stepped-coupon zero % (12 1/8s, 1/15/07), 2015 ††	284,000	124,960
CCH I Holdings LLC 144A company guaranty
stepped-coupon zero % (11 3/4s, 5/15/06), 2014 ††	150,000	76,500
CCH I LLC 144A secd. notes 11s, 2015	2,450,000	2,015,125

CORPORATE BONDS AND NOTES (19.8%)* continued

	Principal amount	Value

Consumer Staples continued
Church & Dwight Co., Inc. company guaranty 6s, 2012	$865,000	$849,863
Cinemark USA, Inc. sr. sub. notes 9s, 2013	50,000	52,813
Cinemark, Inc. sr. disc. notes stepped-coupon zero %
(9 3/4s, 3/15/09), 2014 ††	1,915,000	1,397,950
Constellation Brands, Inc. sr. sub. notes Ser. B, 8 1/8s, 2012	805,000	843,238
CSC Holdings, Inc. debs. 7 5/8s, 2018	382,000	364,810
CSC Holdings, Inc. sr. notes Ser. B, 7 5/8s, 2011	717,000	717,896
CSC Holdings, Inc. 144A sr. notes 6 3/4s, 2012	2,008,000	1,917,640
Dean Foods Co. sr. notes 6 5/8s, 2009	1,794,000	1,834,365
Del Monte Corp. company guaranty 6 3/4s, 2015	640,000	635,200
Del Monte Corp. sr. sub. notes 8 5/8s, 2012	1,085,000	1,150,100
DirecTV Holdings, LLC company guaranty 6 3/8s, 2015	1,999,000	1,959,020
Echostar DBS Corp. company guaranty 6 5/8s, 2014	4,144,000	4,019,680
Interpublic Group of Companies, Inc. notes 6 1/4s, 2014	233,000	202,128
Jean Coutu Group, Inc. sr. notes 7 5/8s, 2012 (Canada)	1,025,000	1,025,000
Jean Coutu Group, Inc. sr. sub. notes 8 1/2s, 2014 (Canada)	505,000	481,013
Kabel Deutscheland GmbH 144A company guaranty 10 5/8s,
2014 (Germany)	894,000	938,700
Pinnacle Foods Holding Corp. sr. sub. notes 8 1/4s, 2013	1,439,000	1,385,038
Playtex Products, Inc. company guaranty 9 3/8s, 2011	518,000	544,548
Playtex Products, Inc. sec. notes 8s, 2011	1,490,000	1,596,163
Prestige Brands, Inc. sr. sub. notes 9 1/4s, 2012	873,000	876,274
Rainbow National Services, LLC 144A sr. notes 8 3/4s, 2012	936,000	1,002,690
Remington Arms Co., Inc. company guaranty 10 1/2s, 2011	1,435,000	1,313,025
Sbarro, Inc. company guaranty 11s, 2009	1,410,000	1,417,050
Scotts Co. (The) sr. sub. notes 6 5/8s, 2013	495,000	503,044
Six Flags, Inc. sr. notes 9 5/8s, 2014	721,000	733,618
Young Broadcasting, Inc. company guaranty 10s, 2011	844,000	765,930
Young Broadcasting, Inc. sr. sub. notes 8 3/4s, 2014	710,000	607,050
		35,400,138

Energy (3.5%)
Arch Western Finance, LLC sr. notes 6 3/4s, 2013	2,598,000	2,623,980
Bluewater Finance, Ltd. company guaranty 10 1/4s, 2012
(Cayman Islands)	940,000	1,012,850
CHC Helicopter Corp. sr. sub. notes 7 3/8s, 2014 (Canada)	1,577,000	1,600,655
Chesapeake Energy Corp. sr. notes 7 1/2s, 2013	1,991,000	2,112,949
Comstock Resources, Inc. sr. notes 6 7/8s, 2012	995,000	986,294
Dresser, Inc. company guaranty 9 3/8s, 2011	1,348,000	1,417,085
Exco Resources, Inc. company guaranty 7 1/4s, 2011	1,410,000	1,431,150
Forest Oil Corp. company guaranty 7 3/4s, 2014	665,000	694,925
Forest Oil Corp. sr. notes 8s, 2011	1,465,000	1,604,175
Forest Oil Corp. sr. notes 8s, 2008	390,000	408,525
Gazprom OAO 144A notes 9 5/8s, 2013 (Germany)	620,000	744,000
Harvest Operations Corp. sr. notes 7 7/8s, 2011 (Canada)	1,140,000	1,145,700
Hornbeck Offshore Services, Inc. sr. notes Ser. B, 6 1/8s, 2014	1,013,000	1,013,000
Massey Energy Co. sr. notes 6 5/8s, 2010	1,497,000	1,519,455
Newfield Exploration Co. sr. notes 7 5/8s, 2011	1,360,000	1,468,800

CORPORATE BONDS AND NOTES (19.8%)* continued

	Principal amount	Value

Energy continued
Newfield Exploration Co. sr. sub. notes 6 5/8s, 2014	$698,000	$719,813
Offshore Logistics, Inc. company guaranty 6 1/8s, 2013	910,000	873,600
Oslo Seismic Services, Inc. 1st mtge. 8.28s, 2011	941,918	966,002
Pacific Energy Partners/Pacific Energy Finance Corp. sr. notes
7 1/8s, 2014	695,000	722,800
Peabody Energy Corp. sr. notes 5 7/8s, 2016	1,470,000	1,451,625
Pemex Finance, Ltd. bonds 9.69s, 2009 (Cayman Islands)	1,473,750	1,589,867
Pemex Project Funding Master Trust company guaranty
8 5/8s, 2022	1,215,000	1,482,300
Pemex Project Funding Master Trust company guaranty
Ser. REGS, 10s, 2027	2,500,000	3,325,000
Pemex Project Funding Master Trust 144A company
guaranty 5 3/4s, 2015	3,492,000	3,451,842
Pemex Project Funding Master Trust 144A notes 5 3/4s, 2015	3,855,000	3,810,668
Plains Exploration & Production Co. sr. notes 7 1/8s, 2014	1,352,000	1,419,600
Plains Exploration & Production Co. sr. sub. notes
8 3/4s, 2012	1,230,000	1,325,325
Pogo Producing Co. sr. sub. notes Ser. B, 8 1/4s, 2011	1,270,000	1,325,563
Pride International, Inc. sr. notes 7 3/8s, 2014	1,619,000	1,740,425
Seabulk International, Inc. company guaranty 9 1/2s, 2013	1,150,000	1,282,250
Star Gas Partners LP/Star Gas Finance Co.
sr. notes 10 1/4s, 2013	222,000	220,890
Vintage Petroleum, Inc. sr. notes 8 1/4s, 2012	1,070,000	1,147,575
Vintage Petroleum, Inc. sr. sub. notes 7 7/8s, 2011	285,000	297,825
		46,936,513

Financial (1.0%)
Bosphorus Financial Services, Ltd. 144A sec. FRN 6.14s,
2012 (Cayman Islands)	2,828,000	2,842,547
Crescent Real Estate Equities LP notes 7 1/2s, 2007 (R)	600,000	607,500
Finova Group, Inc. notes 7 1/2s, 2009	937,440	323,417
UBS Luxembourg SA for Sberbank sub. notes 6.23s,
2015 (Luxembourg)	2,730,000	2,764,125
VTB Capital SA bonds 6 1/4s, 2035 (Luxembourg)	1,724,000	1,762,790
VTB Capital SA sr. notes 6 1/4s, 2035 (Luxembourg)	1,065,000	1,088,963
VTB Capital SA 144A notes 7 1/2s, 2011 (Luxembourg)	2,595,000	2,796,113
Western Financial Bank sub. debs. 9 5/8s, 2012	1,050,000	1,170,750
		13,356,205

Health Care (1.7%)
Community Health Systems, Inc.
sr. sub. notes 6 1/2s, 2012	355,000	347,900
Coventry Health Care, Inc. sr. notes 5 7/8s, 2012	630,000	633,150
DaVita, Inc. company guaranty 7 1/4s, 2015	670,000	674,188
DaVita, Inc. company guaranty 6 5/8s, 2013	335,000	338,350
Extendicare Health Services, Inc. sr. sub. notes 6 7/8s, 2014	600,000	586,500
HCA, Inc. debs. 7.19s, 2015	1,035,000	1,072,397
HCA, Inc. notes 8.36s, 2024	990,000	1,069,899
HCA, Inc. notes 7.69s, 2025	900,000	916,643

CORPORATE BONDS AND NOTES (19.8%)* continued

	Principal amount	Value

Health Care continued
HCA, Inc. notes 6 1/4s, 2013	$1,075,000	$1,064,812
Healthsouth Corp. notes 7 5/8s, 2012	1,651,000	1,696,403
MedQuest, Inc. company guaranty Ser. B, 11 7/8s, 2012	1,100,000	1,006,500
MQ Associates, Inc. sr. disc. notes stepped-coupon zero %
(12 1/4s, 8/15/08), 2012 ††	1,625,000	812,500
Omnicare, Inc. sr. sub. notes 6 1/8s, 2013	1,450,000	1,406,500
Service Corp. International debs. 7 7/8s, 2013	112,000	118,440
Service Corp. International notes Ser.*, 7.7s, 2009	515,000	541,394
Service Corp. International 144A sr. notes 7 1/4s, 2017	333,000	337,995
Service Corp. International 144A sr. notes 6 3/4s, 2016	1,039,000	1,027,311
Stewart Enterprises, Inc. 144A sr. notes 7 1/4s, 2013	1,412,000	1,369,640
Tenet Healthcare Corp. notes 7 3/8s, 2013	750,000	682,500
Tenet Healthcare Corp. sr. notes 9 7/8s, 2014	1,467,000	1,467,000
Triad Hospitals, Inc. sr. notes 7s, 2012	1,585,000	1,626,606
Triad Hospitals, Inc. sr. sub. notes 7s, 2013	409,000	412,579
Universal Hospital Services, Inc. sr. notes 10 1/8s,
2011 (Canada)	1,025,000	1,060,875
US Oncology, Inc. company guaranty 9s, 2012	835,000	887,188
Vanguard Health Holding Co. II, LLC sr. sub. notes 9s, 2014	1,081,000	1,140,455
Ventas Realty LP/Capital Corp. company guaranty 9s, 2012 (R)	590,000	673,338
Ventas Realty LP/Capital Corp. company guaranty
6 3/4s, 2010 (R)	392,000	402,290
Ventas Realty LP/Capital Corp. sr. notes 6 5/8s, 2014 (R)	337,000	343,740
		23,717,093

Technology (0.6%)
Advanced Micro Devices, Inc. sr. notes 7 3/4s, 2012	999,000	1,051,448
Freescale Semiconductor, Inc. sr. notes Ser. B, 7 1/8s, 2014	2,386,000	2,523,195
Iron Mountain, Inc. company guaranty 8 5/8s, 2013	435,000	454,575
Iron Mountain, Inc. sr. sub. notes 8 1/4s, 2011	770,000	783,475
New ASAT Finance, Ltd. company guaranty 9 1/4s,
2011 (Cayman Islands)	25,000	19,875
SunGard Data Systems, Inc. 144A sr. unsecd. notes
9 1/8s, 2013	660,000	686,400
Xerox Corp. notes Ser. MTN, 7.2s, 2016	343,000	363,580
Xerox Corp. sr. notes 7 5/8s, 2013	1,837,000	1,951,813
		7,834,361

Transportation (0.1%)
Calair, LLC/Calair Capital Corp. company guaranty
8 1/8s, 2008	1,490,000	1,355,900

Utilities & Power (2.2%)
AES Corp. (The) sr. notes 8 7/8s, 2011	107,000	115,828
AES Corp. (The) sr. notes 8 3/4s, 2008	60,000	63,000
AES Corp. (The) 144A sec. notes 9s, 2015	1,113,000	1,218,735
AES Corp. (The) 144A sec. notes 8 3/4s, 2013	895,000	971,075
ANR Pipeline Co. debs. 9 5/8s, 2021	462,000	581,345
Centrais Electricas Brasileirass SA 144A sr. notes
7 3/4s, 2015 (Brazil)	1,476,000	1,526,184

CORPORATE BONDS AND NOTES (19.8%)* continued

		Principal amount	Value

Utilities & Power continued
CMS Energy Corp. sr. notes 8.9s, 2008		$1,690,000	$1,799,850
CMS Energy Corp. sr. notes 7 3/4s, 2010		350,000	368,375
Colorado Interstate Gas Co. debs. 6.85s, 2037		615,000	636,356
Colorado Interstate Gas Co. sr. notes 5.95s, 2015		173,000	169,314
DPL, Inc. sr. notes 6 7/8s, 2011		874,000	930,810
Dynegy Holdings, Inc. 144A sec. notes 10 1/8s, 2013		1,702,000	1,921,133
El Paso Natural Gas Co. debs. 8 5/8s, 2022		370,000	431,679
El Paso Production Holding Co. company guaranty 7 3/4s, 2013		1,939,000	2,050,493
Ferrellgas LP/Finance sr. notes 6 3/4s, 2014		1,010,000	972,125
Midwest Generation, LLC sec. sr. notes 8 3/4s, 2034		1,321,000	1,446,495
Mission Energy Holding Co. sec. notes 13 1/2s, 2008		1,445,000	1,668,975
Monongahela Power Co. 1st mtge. 6.7s, 2014		775,000	840,461
National Power Corp. FRB 8.63s, 2011 (Philippines)		262,000	283,615
National Power Corp. 144A foreign government
guaranty FRN 8.63s, 2011 (Philippines)		375,000	405,938
Northwestern Corp. sec. notes 5 7/8s, 2014		624,000	619,563
NRG Energy, Inc. company guaranty 8s, 2013		964,000	1,074,860
Orion Power Holdings, Inc. sr. notes 12s, 2010		1,115,000	1,271,100
SEMCO Energy, Inc. sr. notes 7 3/4s, 2013		993,000	1,031,986
Teco Energy, Inc. notes 7.2s, 2011		350,000	371,875
Teco Energy, Inc. notes 7s, 2012		550,000	581,625
Teco Energy, Inc. sr. notes 6 3/4s, 2015		63,000	66,465
Tennessee Gas Pipeline Co. debs. 7s, 2028		145,000	147,702
Tennessee Gas Pipeline Co. unsecd. notes 7 1/2s, 2017		291,000	316,728
Texas Genco LLC/Texas Genco Financing Corp. 144A
sr. notes 6 7/8s, 2014		1,143,000	1,237,298
Transcontinental Gas Pipeline Corp. debs. 7 1/4s, 2026		875,000	955,938
Utilicorp Canada Finance Corp. company guaranty
7 3/4s, 2011 (Canada)		1,188,000	1,220,670
Utilicorp United, Inc. sr. notes 9.95s, 2011		706,000	780,130
Williams Cos., Inc. (The) notes 8 3/4s, 2032		280,000	333,200
Williams Cos., Inc. (The) notes 8 1/8s, 2012		290,000	317,188
Williams Cos., Inc. (The) notes 7 5/8s, 2019		1,045,000	1,144,275
Williams Cos., Inc. (The) 144A notes 6 3/8s, 2010		336,000	337,680
York Power Funding 144A notes 12s, 2007
(Cayman Islands) (In default) (F) †		419,508	34,987
			30,245,056

Total corporate bonds and notes (cost $266,258,463)			$269,415,618

FOREIGN GOVERNMENT BONDS AND NOTES (14.9%)*

		Principal amount	Value

Argentina (Republic of ) FRB 4.005s, 2012		$12,433,750	$11,247,215
Austria (Republic of ) 144A notes Ser. EMTN, 3.8s, 2013	EUR	8,000,000	9,976,017
Barbados (Government of ) 6 5/8s, 2035		$980,000	983,724
Brazil (Federal Republic of ) bonds 10 1/2s, 2014		1,865,000	2,331,250
Brazil (Federal Republic of ) bonds 8 7/8s, 2019		4,785,000	5,514,713
Brazil (Federal Republic of ) notes 11s, 2012		5,195,000	6,428,813

FOREIGN GOVERNMENT BONDS AND NOTES (14.9%)* continued

		Principal amount	Value

Brazil (Federal Republic of ) notes 8 3/4s, 2025		$5,112,000	$5,840,460
Canada (Government of ) bonds 5 1/2s, 2010	CAD	3,730,000	3,450,658
Canada (Government of ) bonds Ser. WL43, 5 3/4s, 2029	CAD	1,340,000	1,422,065
Colombia (Republic of ) notes 10s, 2012		$2,635,000	3,155,413
Ecuador (Republic of ) 144A notes 9 3/8s, 2015		750,000	754,500
El Salvador (Republic of ) 144A bonds 7 3/4s, 2023		1,260,000	1,404,900
France (Government of ) bonds 5 3/4s, 2032	EUR	2,605,000	4,214,338
France (Government of ) bonds 5 1/2s, 2010	EUR	6,300,000	8,406,064
France (Government of ) bonds 4s, 2013	EUR	7,700,000	9,722,513
France (Government of ) bonds 4s, 2009	EUR	1,520,000	1,901,718
France (Government of ) bonds Ser. OATe, 3s, 2012	EUR	8,388,510	11,335,337
Germany (Federal Republic of ) bonds Ser. 97, 6s, 2007	EUR	10,560,000	13,365,784
Germany (Federal Republic of ) bonds Ser. 97, 6s, 2007	EUR	8,820,000	11,018,905
Indonesia (Republic of ) 144A notes 7 1/4s, 2015		$545,000	559,988
Ireland (Republic of ) bonds 5s, 2013	EUR	14,800,000	19,840,657
Japan (Government of ) bonds Ser. 5, 0.8s, 2015	JPY	687,400,000	5,919,098
Japan (Government of ) 30 yr. bonds Ser. 20,
2 1/2s, 2035	JPY	1,100,000,000	9,642,028
Peru (Republic of ) bonds 7.35s, 2025		$1,300,000	1,348,750
Philippines (Republic of ) bonds 9 1/2s, 2024		7,195,000	8,346,200
Russia (Federation of ) unsub. stepped-coupon 5s
(7 1/2s, 3/31/07), 2030 ††		1,522,000	1,697,030
Russia (Federation of ) 144A unsub. stepped-coupon
5s (7 1/2s, 3/31/07), 2030 ††		5,612,700	6,258,161
Russia (Ministry of Finance) debs. Ser. V, 3s, 2008		4,040,000	3,833,152
South Africa (Republic of ) notes 7 3/8s, 2012		2,780,000	3,078,850
South Africa (Republic of ) notes 6 1/2s, 2014		2,585,000	2,789,215
Spain (Kingdom of ) bonds 5s, 2012	EUR	4,600,000	6,121,007
Sweden (Government of ) debs. Ser. 1041, 6 3/4s, 2014	SEK	59,875,000	9,726,168
Turkey (Republic of ) 6 7/8s, 2036		$3,628,000	3,497,392
United Mexican States bonds Ser. MTN, 8.3s, 2031		4,545,000	5,722,155
Venezuela (Republic of ) notes 10 3/4s, 2013		1,975,000	2,458,875

Total foreign government bonds and notes (cost $192,008,696)			$203,313,113

COLLATERALIZED MORTGAGE OBLIGATIONS (13.7%)*

		Principal amount	Value

Banc of America Commercial Mortgage, Inc. 144A
Ser. 01-1, Class J, 6 1/8s, 2036		$318,946	$317,109
Ser. 01-1, Class K, 6 1/8s, 2036		718,000	539,813
Banc of America Large Loan 144A
FRB Ser. 02-FL2A, Class L1, 7.419s, 2014		412,000	411,692
FRB Ser. 02-FL2A, Class K1, 6.919s, 2014		100,000	99,981
FRB Ser. 05-BOCA, Class M, 6.57s, 2016		693,000	695,055
FRB Ser. 05-MIB1, Class K, 6.47s, 2022		1,973,000	1,918,228
FRB Ser. 05-ESHA, Class K, 6.27s, 2020		1,396,000	1,396,706
FRB Ser. 05-BOCA, Class L, 6.17s, 2016		300,000	300,636
FRB Ser. 05-BOCA, Class K, 5.82s, 2016		275,000	275,584
FRB Ser. 05-BOCA, Class J, 5.57s, 2016		200,000	200,340
FRB Ser. 05-BOCA, Class H, 5.42s, 2016		100,000	100,187
				39

COLLATERALIZED MORTGAGE OBLIGATIONS (13.7%)* continued

		Principal amount	Value

Bear Stearns Commercial Mortgage Securities, Inc. 144A
FRB Ser. 05-LXR1, Class J, 6.12s, 2018		$1,229,000	$1,229,000
Bear Stearns Commercial Mortgage Securitization Corp.
Ser. 00-WF2, Class F, 8.199s, 2032		481,000	547,147
Broadgate Financing PLC sec. FRB Ser. D, 5.429s, 2023
(United Kingdom)	GBP	906,500	1,605,947
Commercial Mortgage Acceptance Corp. Ser. 97-ML1,
IO (Interest only), 0.918s, 2017		$7,023,436	107,821
Commercial Mortgage Pass-Through Certificates 144A
FRB Ser. 01-FL5A, Class G, 5.152s, 2013		2,104,000	2,093,480
FRB Ser. 05-F10A, Class A1, 4.57s, 2017		5,990,068	5,987,342
Criimi Mae Commercial Mortgage Trust 144A
Ser. 98-C1, Class B, 7s, 2033		3,957,000	4,137,835
CS First Boston Mortgage Securities Corp. 144A
FRB Ser. 03-TF2A, Class L, 8.47s, 2014		693,000	680,620
Ser. 1998-C2, Class F, 6 3/4s, 2030		3,176,400	3,369,119
FRB Ser. 05-TFLA, Class L, 6.32s, 2020		1,356,000	1,355,991
Ser. 98-C1, Class F, 6s, 2040		1,880,000	1,642,799
FRB Ser. 05-TFLA, Class K, 5.77s, 2020		758,000	757,995
Ser. 02-CP5, Class M, 5 1/4s, 2035		691,000	538,955
Deutsche Mortgage & Asset Receiving Corp. Ser. 98-C1,
Class X, IO, 1.02s, 2031		62,660,129	1,280,146
DLJ Commercial Mortgage Corp.
Ser. 98-CF2, Class B4, 6.04s, 2031		552,708	539,412
Ser. 98-CF2, Class B5, 5.95s, 2031		1,771,365	1,289,258
DLJ Mortgage Acceptance Corp. 144A
Ser. 97-CF1, Class B2, 8.16s, 2030		539,000	377,300
Ser. 97-CF1, Class B1, 7.91s, 2030		519,000	532,437
European Loan Conduit FRB Ser. 6X, Class E,
6.34s, 2010 (United Kingdom)	GBP	724,980	1,298,025
European Loan Conduit 144A FRB Ser. 6A,
Class F, 6.84s, 2010 (United Kingdom)	GBP	261,640	469,284
European Loan Conduit 144A FRB Ser. 22A,
Class D, 5.45s, 2014 (Ireland)	GBP	995,000	1,768,215
European Prime Real Estate PLC 144A FRB Ser. 1-A,
Class D, 5.445s, 2014 (United Kingdom)	GBP	723,006	1,284,855
Fannie Mae
Ser. 92-15, Class L, IO, 10.38s, 2022		$748	7,870
IFB Ser. 05-106, Class US, 7.96s, 2035		3,059,796	3,207,846
IFB Ser. 05-99, Class SA, 7.96s, 2035		1,470,790	1,509,713
IFB Ser. 05-74, Class CP, 8.14s, 2035		1,252,524	1,309,553
IFB Ser. 05-76, Class SA, 8.14s, 2034		1,770,550	1,822,255
Ser. 00-42, Class B2, 8s, 2030		71,166	76,553
Ser. 00-17, Class PA, 8s, 2030		339,120	364,439
Ser. 00-18, Class PA, 8s, 2030		311,718	334,879
Ser. 00-19, Class PA, 8s, 2030		322,381	346,344
Ser. 00-20, Class PA, 8s, 2030		174,084	187,165
Ser. 00-21, Class PA, 8s, 2030		541,814	582,531
Ser. 00-22, Class PA, 8s, 2030		403,941	434,002
Ser. 97-37, Class PB, 8s, 2027		943,500	1,016,670

COLLATERALIZED MORTGAGE OBLIGATIONS (13.7%)* continued

	Principal amount	Value

Fannie Mae
Ser. 97-13, Class TA, 8s, 2027	$138,689	$149,508
Ser. 97-21, Class PA, 8s, 2027	550,910	593,258
Ser. 97-22, Class PA, 8s, 2027	1,066,853	1,149,278
Ser. 97-16, Class PE, 8s, 2027	363,112	391,080
Ser. 97-25, Class PB, 8s, 2027	350,707	377,566
Ser. 95-12, Class PD, 8s, 2025	218,388	234,950
Ser. 95-5, Class A, 8s, 2025	263,765	284,292
Ser. 95-5, Class TA, 8s, 2025	69,235	74,805
Ser. 95-6, Class A, 8s, 2025	168,523	181,658
Ser. 95-7, Class A, 8s, 2025	232,921	251,156
Ser. 94-106, Class PA, 8s, 2024	347,071	374,341
Ser. 94-95, Class A, 8s, 2024	513,130	553,804
IFB Ser. 05-114, Class PS, 7.682s, 2035	702,998	699,582
IFB Ser. 05-74, Class CS, 7.563s, 2035	1,427,915	1,467,825
Ser. 04-W8, Class 3A, 7 1/2s, 2044	954,517	1,004,380
Ser. 04-W2, Class 5A, 7 1/2s, 2044	3,461,069	3,641,135
Ser. 04-T2, Class 1A4, 7 1/2s, 2043	815,325	857,125
Ser. 03-W4, Class 4A, 7 1/2s, 2042	256,616	268,482
Ser. 03-W3, Class 1A3, 7 1/2s, 2042	525,649	551,348
Ser. 02-T19, Class A3, 7 1/2s, 2042	662,852	695,136
Ser. 03-W2, Class 1A3, 7 1/2s, 2042	10,859	11,394
Ser. 02-W1, Class 2A, 7 1/2s, 2042	1,107,515	1,154,858
Ser. 02-14, Class A2, 7 1/2s, 2042	4,901	5,130
Ser. 01-T10, Class A2, 7 1/2s, 2041	676,743	707,218
Ser. 02-T4, Class A3, 7 1/2s, 2041	2,918	3,050
Ser. 01-T8, Class A1, 7 1/2s, 2041	7,579	7,907
Ser. 01-T7, Class A1, 7 1/2s, 2041	2,661,378	2,774,785
Ser. 01-T3, Class A1, 7 1/2s, 2040	402,998	420,365
Ser. 01-T1, Class A1, 7 1/2s, 2040	1,246,706	1,302,929
Ser. 99-T2, Class A1, 7 1/2s, 2039	518,459	544,273
Ser. 00-T6, Class A1, 7 1/2s, 2030	251,869	262,601
Ser. 02-W7, Class A5, 7 1/2s, 2029	432,031	452,863
Ser. 01-T4, Class A1, 7 1/2s, 2028	1,201,143	1,264,922
Ser. 02-W3, Class A5, 7 1/2s, 2028	2,385	2,497
IFB Ser. 05-114, Class SP, 7.123s, 2036	847,381	832,552
Ser. 04-W12, Class 1A3, 7s, 2044	1,119,509	1,163,298
Ser. 01-T10, Class A1, 7s, 2041	2,645,538	2,733,863
IFB Ser. 05-95, Class CP, 6.43s, 2035	240,979	248,116
IFB Ser. 05-95, Class OP, 6.363s, 2035	704,000	676,543
IFB Ser. 04-46, Class QB, 5.88s, 2034	752,182	697,296
IFB Ser. 05-83, Class QP, 5.616s, 2034	465,584	443,610
IFB Ser. 05-93, Class AS, 5.55s, 2034	639,851	595,161
Ser. 364, Class 10, IO, 5 1/2s, 2035	9,517,355	2,130,713
Ser. 350, Class 2, IO, 5 1/2s, 2034	2,129,019	470,310
Ser. 06-08, Class HP, 5s, 2036	2,001,000	2,056,000
Ser. 06-8, Class WK, 5s, 2036	1,664,000	1,710,281
IFB Ser. 05-56, Class TP, 4.56s, 2033	569,659	524,977
IFB Ser. 02-36, Class QH, IO, 3.52s, 2029	670,426	12,910
IFB Ser. 03-66, Class SA, IO, 3.12s, 2033	3,036,376	222,050

COLLATERALIZED MORTGAGE OBLIGATIONS (13.7%)* continued

	Principal amount	Value

Fannie Mae
IFB Ser. 03-48, Class S, IO, 3.02s, 2033	$1,390,212	$102,306
IFB Ser. 05-113, Class DI, IO, 2.7s, 2036	2,213,696	142,719
IFB Ser. 04-51, Class S0, IO, 2.52s, 2034	754,447	41,730
IFB Ser. 05-72, Class WS, IO, 2.22s, 2035	2,221,384	148,388
IFB Ser. 05-105, Class S, IO, 2.17s, 2035	2,210,266	108,441
IFB Ser. 05-95, Class CI, IO, 2.17s, 2035	3,172,379	231,717
IFB Ser. 05-84, Class SG, IO, 2.17s, 2035	5,674,950	385,393
IFB Ser. 05-87, Class SG, IO, 2.17s, 2035	7,228,116	379,476
IFB Ser. 05-69, Class AS, IO, 2.17s, 2035	1,530,651	83,947
IFB Ser. 05-104, Class NI, IO, 2.17s, 2035	2,661,264	200,490
IFB Ser. 04-92, Class S, IO, 2.17s, 2034	4,569,779	267,743
IFB Ser. 05-104, Class SI, IO, 2.17s, 2033	7,036,883	464,691
IFB Ser. 05-83, Class QI, IO, 2.16s, 2035	781,671	58,385
IFB Ser. 05-92, Class SC, IO, 2.15s, 2035	7,523,313	462,007
IFB Ser. 05-83, Class SL, IO, 2.14s, 2035	14,924,274	812,451
IFB Ser. 05-95, Class OI, IO, 2.06s, 2035	435,786	32,621
IFB Ser. 03-112, Class SA, IO, 1.97s, 2028	2,953,197	107,565
IFB Ser. 05-67, Class BS, IO, 1.62s, 2035	3,838,088	169,715
IFB Ser. 05-74, Class SE, IO, 1.57s, 2035	8,524,945	303,900
IFB Ser. 05-87, Class SE, IO, 1.52s, 2035	28,606,569	1,050,397
IFB Ser. 04-54, Class SW, IO, 1.47s, 2033	1,781,778	54,637
Ser. 03-W10, Class 1A, IO, 1 1/4s, 2043	9,966,652	155,113
Ser. 03-W10, Class 3A, IO, 1.229s, 2043	12,091,191	203,813
Ser. 03-W17, Class 12, IO, 1.153s, 2033	6,741,604	199,741
Ser. 00-T6, IO, 0.759s, 2030	10,598,477	152,353
Ser. 02-T18, IO, 0.524s, 2042	18,789,187	223,989
Ser. 05-113, Class DO, PO (Principal only), zero %, 2036	340,273	275,504
Ser. 363, Class 1, PO, zero %, 2035	700,934	521,666
Ser. 361, Class 1, PO, zero %, 2035	2,049,713	1,633,208
Ser. 04-38, Class A0, PO, zero %, 2034	1,186,106	869,564
Ser. 342, Class 1, PO, zero %, 2033	604,797	479,355
Ser. 02-82, Class TO, PO, zero %, 2032	413,424	322,018
Ser. 04-61, Class C0, PO, zero %, 2031	919,000	715,671
Ser. 99-51, Class N, PO, zero %, 2029	189,815	157,309
Ser. 99-52, Class MO, PO, zero %, 2026	26,132	25,306
Federal Home Loan Mortgage Corp. Structured
Pass-Through Securities
Ser. T-59, Class 1A3, 7 1/2s, 2043	1,115,109	1,174,360
Ser. T-58, Class 4A, 7 1/2s, 2043	15,095	15,811
Ser. T-41, Class 3A, 7 1/2s, 2032	2,634,448	2,752,982
Ser. T-60, Class 1A2, 7s, 2044	5,032,933	5,223,200
Ser. T-57, Class 1AX, IO, 0.451s, 2043	6,124,664	59,811
FFCA Secured Lending Corp. Ser. 00-1, Class X, IO,
1.477s, 2020	17,785,417	1,086,033
First Union Commercial Mortgage Trust 144A
Ser. 99-C1, Class G, 5.35s, 2035	891,000	565,367
Freddie Mac
IFB Ser. 2963, Class SV, 10.72s, 2034	613,000	676,024
IFB Ser. 2763, Class SC, 10.72s, 2032	806,349	866,607

COLLATERALIZED MORTGAGE OBLIGATIONS (13.7%)* continued

	Principal amount	Value

Freddie Mac
IFB Ser. 3081, Class DC, 9.045s, 2035	$1,168,104	$1,199,350
IFB Ser. 3102, Class SD, 8.177s, 2036	870,000	894,244
IFB Ser. 2979, Class AS, 7.883s, 2034	524,508	524,508
IFB Ser. 3051, Class PS, 7.773s, 2035	646,452	653,422
IFB Ser. 3072, Class SA, 7.737s, 2035	458,297	448,701
IFB Ser. 2996, Class SA, 7.508s, 2035	1,035,079	1,001,439
Ser. 2229, Class PD, 7 1/2s, 2030	381,602	404,259
Ser. 2224, Class PD, 7 1/2s, 2030	379,631	402,171
Ser. 2217, Class PD, 7 1/2s, 2030	393,020	416,356
Ser. 2187, Class PH, 7 1/2s, 2029	890,996	943,898
Ser. 1989, Class C, 7 1/2s, 2027	133,692	141,630
Ser. 1990, Class D, 7 1/2s, 2027	362,357	383,872
Ser. 1969, Class PF, 7 1/2s, 2027	308,672	327,000
Ser. 1975, Class E, 7 1/2s, 2027	84,050	89,041
Ser. 1943, Class M, 7 1/2s, 2027	200,277	212,168
Ser. 1932, Class E, 7 1/2s, 2027	274,458	290,754
Ser. 1938, Class E, 7 1/2s, 2027	110,053	116,587
Ser. 1941, Class E, 7 1/2s, 2027	91,357	96,781
Ser. 1924, Class H, 7 1/2s, 2027	299,820	317,622
Ser. 1928, Class D, 7 1/2s, 2027	118,782	125,834
Ser. 1915, Class C, 7 1/2s, 2026	264,165	279,850
Ser. 1923, Class D, 7 1/2s, 2026	321,725	340,827
Ser. 1904, Class D, 7 1/2s, 2026	346,117	366,668
Ser. 1905, Class H, 7 1/2s, 2026	309,474	327,848
Ser. 1890, Class H, 7 1/2s, 2026	291,054	308,336
Ser. 1895, Class C, 7 1/2s, 2026	145,213	153,835
IFB Ser. 3072, Class SM, 7.407s, 2035	727,853	703,402
IFB Ser. 3072, Class SB, 7.26s, 2035	687,085	660,246
IFB Ser. 3065, Class DC, 6.45s, 2035	1,781,708	1,697,671
IFB Ser. 3050, Class SA, 5.7s, 2034	1,258,579	1,170,314
Ser. 2515, Class IG, IO, 5 1/2s, 2032	2,795,200	623,510
Ser. 2590, Class IH, IO, 5 1/2s, 2028	1,438,200	260,674
Ser. 2833, Class IK, IO, 5 1/2s, 2023	991,406	114,914
Ser. 3114, Class TS, IO, 5s, 2036	12,276,973	575,483
IFB Ser. 2828, Class TI, IO, 2.58s, 2030	1,773,980	124,179
IFB Ser. 3033, Class SF, IO, 2.33s, 2035	2,622,693	132,774
IFB Ser. 3028, Class ES, IO, 2.28s, 2035	8,476,494	669,093
IFB Ser. 3042, Class SP, IO, 2.28s, 2035	2,017,000	150,065
IFB Ser. 3045, Class DI, IO, 2.26s, 2035	20,702,601	1,019,618
IFB Ser. 3054, Class CS, IO, 2.23s, 2035	2,020,076	111,104
IFB Ser. 3066, Class SI, IO, 2.23s, 2035	5,730,886	447,042
IFB Ser. 3031, Class BI, IO, 2.22s, 2035	1,665,471	136,818
IFB Ser. 3067, Class SI, IO, 2.18s, 2035	6,609,990	518,256
IFB Ser. 3065, Class DI, IO, 2.15s, 2035	1,293,105	102,351
IFB Ser. 3016, Class SP, IO, 1.64s, 2035	1,736,945	67,307
IFB Ser. 3016, Class SQ, IO, 1.64s, 2035	4,147,040	160,034
IFB Ser. 2937, Class SY, IO, 1.63s, 2035	1,764,659	60,440
IFB Ser. 2815, Class S, IO, 1.53s, 2032	4,204,195	141,917
Ser. 3045, Class DO, PO, zero %, 2035	1,583,154	1,246,390

COLLATERALIZED MORTGAGE OBLIGATIONS (13.7%)* continued

		Principal amount	Value

Freddie Mac
Ser. 231, PO, zero %, 2035		$15,226,559	$11,481,646
Ser. 228, PO, zero %, 2035		6,905,073	5,447,122
Ser. 227, PO, zero %, 2034		6,838,598	4,990,805
Ser. 215, PO, zero %, 2031		389,839	336,780
Ser. 2235, PO, zero %, 2030		431,138	344,506
FRB Ser. 3022, Class TC, zero %, 2035		383,561	426,951
FRB Ser. 2986, Class XT, zero %, 2035		222,092	236,493
FRB Ser. 3046, Class WF, zero %, 2035		558,714	547,414
FRB Ser. 3054, Class XF, zero %, 2034		230,665	233,946
GE Capital Commercial Mortgage Corp. 144A
Ser. 00-1, Class F, 7.514s, 2033		251,000	266,949
Ser. 00-1, Class G, 6.131s, 2033		1,159,000	1,075,866
GMAC Commercial Mortgage Securities, Inc. 144A
Ser. 99-C3, Class G, 6.974s, 2036		1,022,427	991,112
Government National Mortgage Association
IFB Ser. 05-66, Class SP, 5.933s, 2035		1,063,885	994,719
IFB Ser. 05-65, Class SI, IO, 1.86s, 2035		4,529,270	202,834
IFB Ser. 05-68, Class SI, IO, 1.81s, 2035		14,404,057	729,476
IFB Ser. 05-51, Class SJ, IO, 1.71s, 2035		4,332,648	203,115
IFB Ser. 05-68, Class S, IO, 1.71s, 2035		8,594,880	396,564
Ser. 98-2, Class EA, PO, zero %, 2028		184,512	147,091
GS Mortgage Securities Corp. II 144A FRB Ser. 03-FL6A,
Class L, 7.72s, 2015		417,000	417,521
LB Commercial Conduit Mortgage Trust 144A
Ser. 99-C1, Class G, 6.41s, 2031		492,082	463,356
Ser. 98-C4, Class J, 5.6s, 2035		965,000	865,537
Lehman Brothers Floating Rate Commercial Mortgage
Trust 144A FRB Ser. 03-LLFA, Class L, 8.22s, 2014		1,181,000	1,179,858
Mach One Commercial Mortgage Trust 144A
Ser. 04-1A, Class J, 5.45s, 2040		1,154,000	952,636
Ser. 04-1A, Class K, 5.45s, 2040		411,000	331,594
Ser. 04-1A, Class L, 5.45s, 2040		187,000	136,035
Merrill Lynch Mortgage Investors, Inc. Ser. 96-C2, Class JS,
IO, 2.148s, 2028		9,161,401	402,240
Mezz Cap Commercial Mortgage Trust 144A
Ser. 04-C1, Class X, IO, 8.052s, 2037		1,436,088	559,626
Morgan Stanley Capital I Ser. 98-CF1, Class E, 7.35s, 2032		2,455,000	2,627,926
Morgan Stanley Capital I 144A Ser. 04-RR, Class F7, 6s, 2039		3,360,000	2,405,502
Mortgage Capital Funding, Inc.
FRB Ser. 98-MC2, Class E, 7.098s, 2030		459,501	477,801
Ser. 97-MC2, Class X, IO, 1.426s, 2012		6,578,005	83,251
Permanent Financing PLC FRB Ser. 8, Class 2C, 4.88s,
2042 (United Kingdom)		1,112,000	1,111,745
PNC Mortgage Acceptance Corp. 144A Ser. 00-C1,
Class J, 6 5/8s, 2010		285,000	269,564
QFA Royalties, LLC 144A Ser. 05-1, 7.3s, 2025		1,281,837	1,268,534
Quick Star PLC FRB Class 1-D, 5.501s, 2011
(United Kingdom)	GBP	891,589	1,584,443
SBA CMBS Trust 144A Ser. 05-1A, Class E, 6.706s, 2035		$595,000	596,983

COLLATERALIZED MORTGAGE OBLIGATIONS (13.7%)* continued

		Principal amount	Value

STRIPS 144A
Ser. 03-1A, Class M, 5s, 2018 (Cayman Islands)		$316,000	$261,736
Ser. 03-1A, Class N, 5s, 2018 (Cayman Islands)		376,000	283,617
Ser. 04-1A, Class M, 5s, 2018 (Cayman Islands)		345,000	285,757
Ser. 04-1A, Class N, 5s, 2018 (Cayman Islands)		325,000	245,148
Titan Europe PLC 144A
FRB Ser. 05-CT2A, Class E, 5.64s, 2014 (Ireland)	GBP	674,000	1,197,765
FRB Ser. 05-CT1A, Class D, 5.64s, 2014 (Ireland)	GBP	819,178	1,455,762
FRB Ser. 04-2A, Class D, 3.408s, 2014 (Ireland)	EUR	686,117	833,015
FRB Ser. 04-2A, Class C, 3.008s, 2014 (Ireland)	EUR	862,270	1,046,883
URSUS EPC 144A FRB Ser. 1-A, Class D, 5.489s,
2012 (Ireland)	GBP	816,414	1,450,849
Wachovia Bank Commercial Mortgage Trust 144A FRB
Ser. 05-WL5A, Class L, 7.77s, 2018		$917,000	911,975

Total collateralized mortgage obligations (cost $187,144,678)			$185,965,490

U.S. TREASURY OBLIGATIONS (12.7%)*

		Principal amount	Value

U.S. Treasury Bonds
7 1/2s, November 15, 2016		$27,040,000	$33,588,750
6 1/4s, May 15, 2030		46,303,000	56,460,721
6 1/4s, August 15, 2023		18,225,000	21,459,938
U.S. Treasury Notes
4 1/4s, August 15, 2013		29,883,000	29,322,694
4s, November 15, 2012		3,000	2,908
3 1/4s, August 15, 2008		20,856,000	20,238,466
U.S. Treasury Strip zero %, November 15, 2024		28,450,000	11,686,973

Total U.S. treasury obligations (cost $165,727,869)			$172,760,450

ASSET-BACKED SECURITIES (12.1%)*

		Principal amount	Value

ABSC NIMS Trust 144A Ser. 03-HE5, Class A, 7s, 2033		$124,001	$123,846
Aegis Asset Backed Securities Trust 144A
Ser. 04-2N, Class N1, 4 1/2s, 2034		59,436	59,250
Americredit Automobile Receivables Trust 144A
Ser. 05-1, Class E, 5.82s, 2012		1,270,000	1,266,812
Ameriquest Finance NIM Trust 144A Ser. 04-RN9,
Class N2, 10s, 2034 (Cayman Islands)		591,000	549,630
Arcap REIT, Inc. 144A
Ser. 03-1A, Class E, 7.11s, 2038		743,000	760,182
Ser. 04-1A, Class E, 6.42s, 2039		420,000	418,625
Asset Backed Funding Corp. NIM Trust 144A
Ser. 04-0PT5, Class N1, 4.45s, 2034 (Cayman Islands)		76,032	75,838
Ser. 04-FF1, Class N1, 5s, 2034 (Cayman Islands)		62,567	62,478
Aviation Capital Group Trust 144A FRB
Ser. 03-2A, Class G1, 5.19s, 2033		560,991	561,824

ASSET-BACKED SECURITIES (12.1%)* continued

	Principal amount	Value

Bank One Issuance Trust FRB Ser. 03-C4, Class C4,
5 1/2s, 2011	$740,000	$753,962
Bayview Financial Asset Trust 144A Ser. 03-X, Class A, IO,
0.61s, 2006	15,683,337	225,448
Bear Stearns Asset Backed Securities NIM Trust 144A
Ser. 04-HE10, Class A1, 4 1/4s, 2034 (Cayman Islands)	102,820	102,177
Ser. 04-HE6, Class A1, 5 1/4s, 2034 (Cayman Islands)	110,552	110,414
Ser. 04-HE7N, Class A1, 5 1/4s, 2034	102,424	102,296
Bear Stearns Asset Backed Securities, Inc.
Ser. 04-FR3, Class M6, 7.78s, 2034	507,000	506,683
Bombardier Capital Mortgage Securitization Corp.
Ser. 00-A, Class A2, 7.575s, 2030	318,342	218,858
Ser. 00-A, Class A4, 8.29s, 2030	1,168,688	832,690
Ser. 99-B, Class A3, 7.18s, 2015	2,204,686	1,405,487
Ser. 99-B, Class A4, 7.3s, 2016	1,502,640	1,054,465
FRB Ser. 00-A, Class A1, 4.63s, 2030	335,804	171,260
CARSSX Finance, Ltd. 144A
FRB Ser. 04-AA, Class B3, 7.82s, 2011 (Cayman Islands)	93,487	95,258
FRB Ser. 04-AA, Class B4, 9.97s, 2011 (Cayman Islands)	330,105	348,343
Chase Credit Card Master Trust FRB Ser. 03-3,
Class C, 5.55s, 2010	860,000	875,033
CHEC NIM Ltd., 144A
Ser. 04-2, Class N1, 4.45s, 2034 (Cayman Islands)	71,265	71,101
Ser. 04-2, Class N2, 8s, 2034 (Cayman Islands)	183,000	180,713
Ser. 04-2, Class N3, 8s, 2034 (Cayman Islands)	112,000	96,926
Conseco Finance Securitizations Corp.
Ser. 00-2, Class A4, 8.48s, 2030	271,816	270,272
Ser. 00-4, Class A4, 7.73s, 2031	1,876,023	1,774,155
Ser. 00-4, Class A5, 7.97s, 2032	470,000	387,087
Ser. 00-4, Class A6, 8.31s, 2032	6,661,000	5,633,208
Ser. 00-6, Class A5, 7.27s, 2032	199,000	184,326
Ser. 00-6, Class M2, 8.2s, 2032	344,578	13,783
Ser. 01-1, Class A5, 6.99s, 2032	1,709,000	1,577,838
Ser. 01-3, Class A3, 5.79s, 2033	17,576	17,586
Ser. 01-3, Class A4, 6.91s, 2033	5,996,000	5,760,513
Ser. 01-3, Class M2, 7.44s, 2033	402,424	50,303
Ser. 01-4, Class A4, 7.36s, 2033	523,000	516,430
Ser. 01-4, Class B1, 9.4s, 2033	439,657	59,354
Ser. 02-1, Class A, 6.681s, 2033	3,205,138	3,261,209
FRB Ser. 01-4, Class M1, 6.135s, 2033	573,000	220,605
Consumer Credit Reference IDX Securities 144A
FRB Ser. 02-1A, Class A, 6.501s, 2007	1,494,000	1,511,779
Countrywide Asset Backed Certificates 144A
Ser. 04-6N, Class N1, 6 1/4s, 2035	671,612	665,351
Ser. 04-BC1N, Class Note, 5 1/2s, 2035	77,555	76,655
Countrywide Home Loans Ser. 05-2, Class 2X, IO,
1.196s, 2035	16,509,671	389,526
Crest, Ltd. 144A Ser. 03-2A, Class E2, 8s, 2038
(Cayman Islands)	838,000	818,165

ASSET-BACKED SECURITIES (12.1%)* continued

	Principal amount		Value

First Chicago Lennar Trust 144A Ser. 97-CHL1, Class E,
7.674s, 2039		$3,460,001	$3,521,091
First Consumers Master Trust FRB Ser. 01-A, Class A,
4.78s, 2008		106,364	105,832
First Franklin Mortgage Loan Asset Backed Certificates
FRB Ser. 04-FF7, Class A4, 4.83s, 2034		13,239,000	13,260,129
First Franklin Mortgage Loan NIM Trust 144A
Ser. 04-FF10, Class N1, 4.45s, 2034 (Cayman Islands)		118,997	118,661
Fremont NIM Trust 144A
Ser. 04-3, Class A, 4 1/2s, 2034		233,802	231,847
Ser. 04-3, Class B, 7 1/2s, 2034		92,360	90,041
Gears Auto Owner Trust Ser. 05-AA, Class E1, 8.22s, 2012		1,347,000	1,343,034
Granite Mortgages PLC
FRB Ser. 02-1, Class 1C, 5.901s, 2042 (United Kingdom)		680,000	685,130
FRB Ser. 03-2, Class 2C1, 5.2s, 2043 (United Kingdom)	EUR	2,785,000	3,584,145
FRB Ser. 03-2, Class 3C, 6.138s, 2043 (United Kingdom)	GBP	2,090,000	3,839,305
Green Tree Financial Corp.
Ser. 93-1, Class B, 8.45s, 2018		$1,612,741	1,571,453
Ser. 94-4, Class B2, 8.6s, 2019		724,937	569,347
Ser. 94-6, Class B2, 9s, 2020		1,703,968	1,476,524
Ser. 95-4, Class B1, 7.3s, 2025		726,329	715,888
Ser. 95-8, Class B1, 7.3s, 2026		704,416	556,347
Ser. 95-F, Class B2, 7.1s, 2021		164,259	164,567
Ser. 96-8, Class M1, 7.85s, 2027		754,000	644,812
Ser. 99-3, Class A5, 6.16s, 2031		102,142	102,780
Ser. 99-3, Class A7, 6.74s, 2031		1,438,000	1,385,517
Ser. 99-5, Class A5, 7.86s, 2030		8,746,000	7,705,341
Greenpoint Manufactured Housing
Ser. 00-3, Class IA, 8.45s, 2031		3,746,532	3,530,623
Ser. 99-5, Class A4, 7.59s, 2028		120,099	122,842
GS Auto Loan Trust 144A Ser. 04-1, Class D, 5s, 2011		1,005,516	997,260
GSAMP Trust 144A
Ser. 04-NIM1, Class N1, 5 1/2s, 2034		434,730	434,643
Ser. 04-NIM1, Class N2, zero %, 2034		1,013,000	746,075
Ser. 04-NIM2, Class N, 4 7/8s, 2034		778,028	774,683
Ser. 04-SE2N, Class Note, 5 1/2s, 2034		506	506
Guggenheim Structured Real Estate Funding, Ltd.
FRB Ser. 05-1A, Class E, 6.33s, 2030 (Cayman Islands)		721,000	717,949
Guggenheim Structured Real Estate Funding, Ltd.
144A FRB Ser. 05-2A, Class E, 6.53s, 2030 (Cayman Islands)		729,000	729,583
HASCO NIM Trust 144A Ser. 05-OP1A, Class A,
6 1/4s, 2035		836,771	808,286
Holmes Financing PLC
FRB Ser. 4, Class 3C, 5.9s, 2040 (United Kingdom)		410,000	411,389
FRB Ser. 8, Class 2C, 5.32s, 2040 (United Kingdom)		458,000	458,687
Home Equity Asset Trust 144A Ser. 02-5N,
Class A, 8s, 2033		36,217	36,217
LNR CDO, Ltd. 144A
FRB Ser. 02-1A, Class FFL, 7.269s, 2037 (Cayman Islands)		2,440,000	2,458,788
FRB Ser. 03-1A, Class EFL, 7.51s, 2036 (Cayman Islands)		1,485,000	1,595,454

ASSET-BACKED SECURITIES (12.1%)* continued

	Principal amount		Value

Long Beach Asset Holdings Corp. NIM Trust 144A Ser. 04-5,
Class Note, 5s, 2034		$78,356	$78,163
Long Beach Mortgage Loan Trust Ser. 04-3, Class S1, IO,
4 1/2s, 2006		1,994,534	64,224
Lothian Mortgages PLC 144A FRB Ser. 3A, Class D, 5.388s,
2039 (United Kingdom)	GBP	1,700,000	3,051,885
Madison Avenue Manufactured Housing Contract FRB
Ser. 02-A, Class B1, 7.78s, 2032		$2,025,781	1,012,891
Mastr Asset Backed Securities NIM Trust 144A
Ser. 04-CI5, Class N2, 9s, 2034 (Cayman Islands)		219,736	219,824
Ser. 04-HE1A, Class Note, 5.191s, 2034
(Cayman Islands)		77,561	77,484
MBNA Credit Card Master Note Trust FRB
Ser. 03-C5, Class C5, 5.65s, 2010		860,000	878,089
Merrill Lynch Mortgage Investors, Inc. Ser. 03-WM3N,
Class N1, 8s, 2034		9,225	9,193
Merrill Lynch Mortgage Investors, Inc. 144A
Ser. 04-FM1N, Class N1, 5s, 2035 (Cayman Islands)		43,456	43,470
Ser. 04-HE1N, Class N1, 5s, 2006		41,772	41,628
Mid-State Trust Ser. 11, Class B, 8.221s, 2038		287,995	285,694
Morgan Stanley ABS Capital I FRB Ser. 04-HE8, Class B3,
7.73s, 2034		458,000	456,964
Morgan Stanley Auto Loan Trust 144A Ser. 04-HB2, Class E,
5s, 2012		335,000	327,528
Morgan Stanley Dean Witter Capital I
FRB Ser. 01-NC3, Class B1, 6.98s, 2031		127,467	127,467
FRB Ser. 01-NC4, Class B1, 7.03s, 2032		159,367	159,450
Morgan Stanley Mortgage Loan Trust Ser. 05-5AR,Class 2A1,
5.433s, 2035		4,375,686	4,370,728
Navistar Financial Corp. Owner Trust
Ser. 04-B, Class C, 3.93s, 2012		242,186	235,813
Ser. 05-A, Class C, 4.84s, 2014		560,000	552,679
Oakwood Mortgage Investors, Inc.
Ser. 00-A, Class A2, 7.765s, 2017		373,485	305,244
Ser. 00-D, Class A4, 7.4s, 2030		1,945,000	1,304,181
Ser. 01-C, Class A2, 5.92s, 2017		2,465,013	1,362,891
Ser. 01-D, Class A2, 5.26s, 2019		348,464	242,020
Ser. 01-D, Class A4, 6.93s, 2031		1,616,213	1,184,472
Ser. 01-E, Class A2, 5.05s, 2019		2,417,425	1,872,208
Ser. 02-A, Class A2, 5.01s, 2020		800,140	627,791
Ser. 02-B, Class A4, 7.09s, 2032		867,000	773,618
Ser. 02-C, Class A1, 5.41s, 2032		3,198,616	2,762,324
Ser. 99-B, Class A4, 6.99s, 2026		2,524,380	2,235,843
Ser. 99-D, Class A1, 7.84s, 2029		2,365,257	2,117,129
Oakwood Mortgage Investors, Inc. 144A Ser. 01-B, Class A4,
7.21s, 2030		649,754	588,429
Ocean Star PLC 144A
FRB Ser. 04-A, Class E, 10.832s, 2018 (Ireland)		1,695,000	1,795,005
FRB Ser. 05-A, Class E, 8.896s, 2012 (Ireland)		466,000	465,953

ASSET-BACKED SECURITIES (12.1%)* continued

	Principal amount		Value

Park Place Securities, Inc. FRB Ser. 04-MCW1, Class A2,
4.91s, 2034		$7,400,311	$7,387,360
People’s Choice Net Interest Margin Note 144A Ser. 04-2,
Class B, 5s, 2034		200,000	192,629
Permanent Financing PLC
FRB Ser. 1, Class 3C, 5.68s, 2042 (United Kingdom)		530,000	530,260
FRB Ser. 3, Class 3C, 5.63s, 2042 (United Kingdom)		680,000	690,048
FRB Ser. 6, Class 3C, 5.36s, 2042 (United Kingdom)	GBP	1,731,000	3,076,160
Residential Asset Securities Corp. Ser. 01-KS3, Class AII,
4.76s, 2031		$8,891,602	8,892,287
Residential Asset Securities Corp. 144A Ser. 04-N10B,
Class A1, 5s, 2034		289,195	288,111
Residential Mortgage Securities 144A FRB Ser. 20A, Class B1A,
5.356s, 2038 (United Kingdom)	GBP	250,000	441,565
Rural Housing Trust Ser. 87-1, Class D, 6.33s, 2026		$275,012	277,247
SAIL Net Interest Margin Notes 144A
Ser. 03-10A, Class A, 7 1/2s, 2033 (Cayman Islands)		106,467	88,809
Ser. 03-3, Class A, 7 3/4s, 2033 (Cayman Islands)		36,914	32,152
Ser. 03-4, Class A, 7 1/2s, 2033 (Cayman Islands)		343	318
Ser. 03-5, Class A, 7.35s, 2033 (Cayman Islands)		34,438	28,880
Ser. 03-6A, Class A, 7s, 2033 (Cayman Islands)		7,190	5,316
Ser. 03-7A, Class A, 7s, 2033 (Cayman Islands)		46,726	39,328
Ser. 03-8A, Class A, 7s, 2033 (Cayman Islands)		15,386	4,842
Ser. 03-9A, Class A, 7s, 2033 (Cayman Islands)		27,606	7,580
Ser. 03-BC2A, Class A, 7 3/4s, 2033 (Cayman Islands)		145,799	61,745
Ser. 04-10A, Class A, 5s, 2034 (Cayman Islands)		447,915	444,914
Ser. 04-4A, Class A, 5s, 2034 (Cayman Islands)		105,546	105,362
Ser. 04-7A, Class A, 4 3/4s, 2034 (Cayman Islands)		54,367	54,209
Ser. 04-8A, Class A, 5s, 2034 (Cayman Islands)		240,948	240,237
Ser. 04-AA, Class A, 4 1/2s, 2034 (Cayman Islands)		126,578	125,660
Sasco Net Interest Margin Trust 144A
Ser. 03-BC1, Class B, zero %, 2033 (Cayman Islands)		530,404	159,121
Ser. 05-WF1A, Class A, 4 3/4s, 2035		264,120	261,680
Sharps SP I, LLC Net Interest Margin Trust 144A
Ser. 04-HE2N, Class NA, 5.43s, 2034		52,346	51,561
Ser. 04-HS1N, Class Note, 5.92s, 2034		12,441	12,441
South Coast Funding 144A FRB Ser. 3A, Class A2,
5.51s, 2038 (Cayman Islands)		200,000	201,000
Structured Asset Investment Loan Trust
Ser. 03-BC1A, Class A, 7 3/4s, 2033 (Cayman Islands)		30,865	30,865
FRB Ser. 04-9, Class A4, 4.83s, 2034		13,337,000	13,350,275
Structured Asset Receivables Trust 144A FRB Ser. 05-1,
5.114s, 2015		3,516,883	3,466,328
TIAA Real Estate CDO, Ltd. Ser. 03-1A, Class E, 8s,
2038 (Cayman Islands)		904,000	876,433
TIAA Real Estate CDO, Ltd. 144A Ser. 02-1A, Class IV,
6.84s, 2037 (Cayman Islands)		756,000	705,306
Wells Fargo Home Equity Trust 144A
Ser. 04-2, Class N1, 4.45s, 2034 (Cayman Islands)		277,856	274,527
Ser. 04-2, Class N2, 8s, 2034 (Cayman Islands)		419,000	410,627

ASSET-BACKED SECURITIES (12.1%)* continued

	Principal amount	Value

Wells Fargo Mortgage Backed Securities Trust
Ser. 05-AR13, Class 1A4, IO, 0.742s, 2035	$ 32,351,160	$225,811
Whinstone Capital Management, Ltd. 144A FRB
Ser. 1A, Class B3, 5.523s, 2044 (United Kingdom)	1,438,000	1,437,775
Whole Auto Loan Trust 144A
Ser. 03-1, Class D, 6s, 2010	207,962	207,794
Ser. 04-1, Class D, 5.6s, 2011	692,940	687,674

Total asset-backed securities (cost $168,110,655)		$164,717,039

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (11.2%)*

	Principal amount	Value
Federal Home Loan Mortgage Corporation
Pass-Through Certificates
7 1/2s, with due dates from March 1, 2026 to May 1, 2027	$24,017	$25,325
Federal National Mortgage Association Pass-Through Certificates
8s, July 1, 2024	1,492	1,576
7 1/2s, with due dates from October 1, 2022 to August 1, 2030	110,316	115,775
6 1/2s, October 1, 2034	321,966	330,380
6 1/2s, April 1, 2016	68,350	69,825
6s, TBA, February 1, 2036	23,500,000	23,722,148
5 1/2s, with due dates from June 1, 2035 to February 1, 2036	7,100,458	7,026,462
5 1/2s, TBA, February 1, 2036	80,900,000	80,002,512
5 1/2s, TBA, February 1, 2021	30,100,000	30,274,014
5s, with due dates from June 1, 2019 to February 1, 2020	3,548,987	3,510,786
5s, TBA, February 1, 2036	500,000	483,047
4 1/2s, with due dates from August 1, 2033 to June 1, 2034	6,209,931	5,851,647
4 1/2s, TBA, February 1, 2021	673,000	653,020

Total U.S. government and agency mortgage obligations (cost $152,444,487)		$152,066,517

SENIOR LOANS (8.0%)* (c)

	Principal amount	Value

Basic Materials (0.6%)
Celanese Corp. bank term loan FRN Ser. B, 6.527s, 2011	$562,591	$568,499
Graphic Packaging Corp. bank term loan FRN Ser. C,
6.984s, 2010	262,187	266,011
Hercules, Inc. bank term loan FRN Ser. B, 6.308s, 2010	796,191	804,816
Huntsman International Corp. bank term loan FRN Ser. B,
6.233s, 2012	1,190,838	1,196,607
IAP Worldwide Services, Inc. bank term loan FRN Ser. B,
7.563s, 2011	498,750	503,738
Innophos, Inc. bank term loan FRN 6.707s, 2010	497,368	503,378
Mosaic Co. (The) bank term loan FRN Ser. B, 6.185s, 2012	992,500	1,001,184
Nalco Co. bank term loan FRN Ser. B, 6.56s, 2010	521,892	528,089
Novelis, Inc. bank term loan FRN 6.011s, 2012	403,618	408,032
Novelis, Inc. bank term loan FRN Ser. B, 6.011s, 2012	701,020	708,688

SENIOR LOANS (8.0%)* (c) continued

	Principal amount	Value

Basic Materials continued
Rockwood Specialties Group, Inc. bank term loan FRN Ser. D,
6.466s, 2012	$2,019,013	$2,042,359
Smurfit-Stone Container Corp. bank term loan FRN
4.29s, 2010	43,665	44,042
Smurfit-Stone Container Corp. bank term loan FRN
Ser. B, 6.709s, 2011	314,916	317,711
Smurfit-Stone Container Corp. bank term loan FRN
Ser. C, 6.73s, 2011	106,833	107,782
		9,000,936

Capital Goods (0.6%)
Allied Waste Industries, Inc. bank term loan FRN Ser. A,
4.385s, 2012	334,938	337,533
Allied Waste Industries, Inc. bank term loan FRN Ser. B,
6.348s, 2012	862,697	868,807
Amsted Industries, Inc. bank term loan FRN 7.104s, 2010	189,567	191,858
Avio Holding SpA bank term loan FRN Ser. B, 6.531s,
2011 (Italy)	6,994	6,998
Avio Holding SpA bank term loan FRN Ser. C, 7.556s,
2012 (Italy)	7,024	7,041
Graham Packaging Co., Inc. bank term loan FRN Ser. B,
6.845s, 2011	795,980	805,219
Hexcel Corp. bank term loan FRN Ser. B, 6.3s, 2012	1,219,013	1,230,188
Invensys, PLC bank term loan FRN Ser. B-1, 7.791s,
2009 (United Kingdom)	134,462	135,807
Mueller Group, Inc. bank term loan FRN Ser. B, 6.539s, 2012	1,215,953	1,229,198
Solo Cup Co. bank term loan FRN 7.027s, 2011	540,126	544,402
Terex Corp. bank term loan FRN 6.839s, 2009	299,225	302,404
Terex Corp. bank term loan FRN Ser. C, 7.339s, 2009	1,396,392	1,412,101
Transdigm, Inc. bank term loan FRN Ser. C, 6.58s, 2010	988,936	1,000,062
		8,071,618

Communication Services (0.5%)
Centennial Cellular Operating Co., LLC bank term loan
FRN Ser. B, 6.621s, 2011	1,761,369	1,783,386
Cincinnati Bell, Inc. bank term loan FRN Ser. B, 5.895s, 2012	199,500	200,872
Consolidated Communications Holdings bank term loan
FRN Ser. D, 6.238s, 2011	297,884	300,739
Fairpoint Communications, Inc. bank term loan FRN Ser. B,
6.313s, 2012	541,884	542,697
Madison River Capital, LLC. bank term loan FRN Ser. B,
7.05s, 2012	1,219,013	1,229,679
Qwest Communications International, Inc. bank term loan
FRN Ser. A, 9.22s, 2007	349,500	357,451
Syniverse Holdings, Inc. bank term loan FRN Ser. B,
6.28s, 2012	1,042,837	1,050,658
Valor Telecommunications Enterprises LLC/Finance Corp.
bank term loan FRN Ser. B, 6.023s, 2012	1,219,333	1,222,001
		6,687,483

SENIOR LOANS (8.0%)* (c) continued

	Principal amount	Value

Consumer Cyclicals (2.0%)
Adams Outdoor Advertising, LP bank term loan FRN 6.62s, 2012	$834,967	$846,100
Affinion Group, Inc. bank term loan FRN Ser. B, 7.103s, 2013	2,020,930	2,003,247
American Media Operations bank term loan FRN Ser. C,
7.14s, 2007	198,943	199,606
BLB (Wembley) bank term loan FRN 6.08s, 2011
(United Kingdom)	248,750	252,326
Boise Cascade Corp. bank term loan FRN Ser. D, 6.264s, 2011	1,436,557	1,454,334
Borgata Resorts bank term loan FRN Ser. B, 6.139s, 2011	792,000	795,465
Boyd Gaming Corp. bank term loan FRN Ser. B, 5.863s, 2010	1,243,687	1,255,346
CCM Merger, Inc. bank term loan FRN Ser. B, 6.489s, 2012	1,193,004	1,198,670
Coinmach Service Corp. bank term loan FRN Ser. B, 7.031s, 2012	550,000	558,021
Cooper Tire & Rubber Co. bank term loan FRN Ser. B,
6.563s, 2012	759,000	760,897
Cooper Tire & Rubber Co. bank term loan FRN Ser. C,
6.563s, 2012	1,221,000	1,224,053
Custom Building Products bank term loan FRN Ser. B,
6.776s, 2011	1,187,480	1,193,418
Dex Media West, LLC/Dex Media Finance Co. bank term loan
FRN Ser. B, 6.251s, 2010	511,013	515,272
Dex Media West, LLC/Dex Media Finance Co. bank term loan
FRN Ser. B, 5.565s, 2010	1,170,000	1,175,607
Goodyear Tire & Rubber Co. (The) bank term loan
FRN 7.06s, 2010	465,000	469,359
Hayes Lemmerz International, Inc. bank term loan FRN
7.646s, 2009	255,663	254,933
Jostens IH Corp. bank term loan FRN Ser. C, 6.777s, 2010	1,204,264	1,219,317
Landsource, Inc. bank term loan FRN Ser. B, 7s, 2010	150,000	151,219
Masonite International Corp. bank term loan FRN 6.629s,
2013 (Canada)	375,353	365,226
Masonite International Corp. bank term loan FRN Ser. B,
6.629s, 2013 (Canada)	376,022	365,877
Mega Bloks, inc. bank term loan FRN Ser. B, 6.039s,
2012 (Canada)	249,375	252,492
Neiman Marcus Group, Inc. bank term loan FRN Ser. B,
6.947s, 2013	712,025	719,009
Nortek Holdings, Inc. bank term loan FRN Ser. B, 6.948s, 2011	396,985	399,838
Penn National Gaming, Inc. bank term loan FRN Ser. B,
6.294s, 2012	548,625	555,140
PRIMEDIA, Inc. bank term loan FRN Ser. B, 6.648s, 2013	300,000	296,175
R.H. Donnelley Finance Corp. bank term loan FRN Ser. A-3,
6.273s, 2009	263,762	264,422
R.H. Donnelley Finance Corp. bank term loan FRN Ser. D,
6.259s, 2011	1,120,967	1,128,404
R.H. Donnelley Finance Corp. bank term loan FRN Ser. D,
5.696s, 2011	947,384	953,670
R.H. Donnelley Finance Corp. bank term loan FRN Ser. D1,
5.993s, 2011	780,000	782,925
Raycom Media, Inc. bank term loan FRN Ser. B, 6.563s, 2012	1,700,000	1,700,000
Sealy Mattress Co. bank term loan FRN Ser. D, 6.145s, 2012	453,116	457,647

SENIOR LOANS (8.0%)* (c) continued

Principal amount		Value

Consumer Cyclicals continued
Trump Hotel & Casino Resort, Inc. bank term loan FRN Ser. B,
7.17s, 2012	$168,826	$170,567
Trump Hotel & Casino Resort, Inc. bank term loan FRN Ser. DD,
5.62s, 2012 (U)	170,000	171,771
TRW Automotive, Inc. bank term loan FRN Ser. B, 6 1/4s, 2010	1,051,102	1,050,226
TRW Automotive, Inc. bank term loan FRN Ser. B2, 6 1/8s, 2010	236,000	236,000
Venetian Casino Resort, LLC bank term loan FRN Ser. B, 6.28s, 2011	1,012,507	1,021,051
Venetian Casino Resort, LLC bank term loan FRN Ser. DD, 6.28s, 2011	208,764	210,526
William Carter Holdings Co. (The) bank term loan FRN Ser. B,
5.718s, 2012	215,016	216,987
		26,845,143

Consumer Staples (1.9%)
Affinity Group Holdings bank term loan FRN Ser. B1, 6.613s, 2009	65,421	66,075
Affinity Group Holdings bank term loan FRN Ser. B2, 6.967s, 2009	162,834	164,462
AMF Bowling Worldwide bank term loan FRN Ser. B, 7.518s, 2009	208,027	209,457
Ashtead Group PLC bank term loan FRN Ser. B, 6 1/8s,
2009 (United Kingdom)	643,500	648,728
Avago Technologies Finance bank term loan FRN 6.661s, 2013	350,000	353,063
Burger King Corp. bank term loan FRN Ser. B, 6.313s, 2012	296,510	299,228
Century Cable Holdings bank term loan FRN 9 1/4s, 2009	1,220,000	1,185,941
Charter Communications PLC bank term loan FRN Ser. B,
7 1/2s, 2011 (United Kingdom)	1,215,927	1,223,949
Cinemark, Inc. bank term loan FRN Ser. C, 6.529s, 2011	497,468	503,189
Constellation Brands, Inc. bank term loan FRN Ser. B, 5.9s, 2011	1,219,013	1,231,660
DirecTV Holdings, LLC bank term loan FRN Ser. B, 6.011s, 2013	1,366,667	1,379,907
Dole Food Co., Inc. bank term loan FRN Ser. B, 6.047s, 2012	490,047	491,447
Domino’s, Inc. bank term loan FRN 6.063s, 2010	800,322	807,992
Emmis Communications Corp. bank term loan FRN Ser. B,
6.292s, 2010	201,141	201,895
Gray Television, Inc. bank term loan FRN Ser. B, 6.03s, 2012	250,000	251,500
Insight Midwest LP/Insight Capital, Inc. bank term loan FRN
6.563s, 2009	137,200	138,984
Intelsat Bermuda, Ltd. bank term loan FRN Ser. B, 6.313s,
2011 (Bermuda)	1,193,970	1,204,417
Jack-in-the-Box, Inc. bank term loan FRN 5.81s, 2008	846,079	853,483
Jean Coutu Group, Inc. bank term loan FRN Ser. B, 6 1/2s,
2011 (Canada)	1,024,548	1,036,501
Mediacom Communications Corp. bank term loan FRN Ser. B,
6.64s, 2012	990,000	1,002,375
MGM Studios, Inc. bank term loan FRN Ser. B, 6.78s, 2011	1,219,013	1,230,787
Olympus Cable Holdings, LLC bank term loan FRN Ser. B,
9 1/4s, 2010	735,000	714,788
PanAmSat Corp. bank term loan FRN Ser. B1, 6.489s, 2010	1,215,979	1,229,455
Prestige Brands, Inc. bank term loan FRN Ser. B, 6.31s, 2011	956,978	964,155
Prestige Brands, Inc. bank term loan FRN Ser. B-1, 6.894s, 2011	414,780	417,891
Regal Cinemas, Inc. bank term loan FRN Ser. B, 6.527s, 2010	1,215,919	1,228,838
Six Flags, Inc. bank term loan FRN Ser. B, 6.955s, 2009	812,312	820,562

SENIOR LOANS (8.0%)* (c) continued

	Principal amount	Value

Consumer Staples continued
Spanish Broadcasting Systems, Inc. bank term loan FRN
6.53s, 2012	$795,990	$805,940
Spectrum Brandd, Inc. bank term loan FRN Ser. B, 6.664s, 2013	1,130,695	1,139,175
Sun Media Corp. bank term loan FRN Ser. B, 6.243s,
2009 (Canada)	302,332	306,111
Universal City Development bank term loan FRN Ser. B,
6.504s, 2011	1,215,943	1,229,115
Warner Music Group bank term loan FRN Ser. B, 6.502s, 2011	966,010	974,462
Young Broadcasting, Inc. bank term loan FRN Ser. B, 6.703s, 2012	1,215,958	1,216,338
		25,531,870

Energy (0.4%)
Dresser, Inc. bank term loan FRN 7.99s, 2010	360,000	365,400
EPCO, Inc. bank term loan FRN Ser. B, 6.738s, 2010	594,000	601,611
Key Energy Services, Inc. bank term loan FRN Ser. B,
7.683s, 2012	1,750,000	1,773,333
Petroleum Geo-Services ASA bank term loan FRN Ser. B, 7s,
2012 (Norway)	200,000	202,375
Targa Resources, Inc. bank term loan FRN 6.637s, 2012	981,411	990,408
Targa Resources, Inc. bank term loan FRN 4.402s, 2012	236,129	238,294
Universal Compression, Inc. bank term loan FRN Ser. B,
6.03s, 2012	596,499	601,718
Vulcan Energy Corp. bank term loan FRN 6.401s, 2011	841,374	850,839
		5,623,978

Financial (0.7%)
Ameritrade, Inc. bank term loan FRN 6.036s, 2013	2,000,000	2,009,500
Capital Automotive bank term loan FRN 6.31s, 2010 (R)	2,300,000	2,306,900
Fidelity National Information Solutions bank term loan FRN Ser. B,
6.129s, 2013	1,215,671	1,222,257
General Growth Properties, Inc. bank term loan FRN Ser. A,
6.22s, 2007 (R)	828,656	829,037
General Growth Properties, Inc. bank term loan FRN Ser. B,
6.39s, 2008 (R)	1,784,582	1,787,185
Hilb, Rogal & Hamilton Co. bank term loan FRN Ser. B,
6.813s, 2011	430,429	434,195
NASDAQ, Inc bank term loan FRN Ser. B, 6.137s, 2011	650,000	654,875
		9,243,949

Health Care (0.5%)
Alderwoods Group, Inc. bank term loan FRN 6.48s, 2009	860,993	870,141
Beverly Enterprises, Inc. bank term loan FRN 6.973s, 2008	244,375	244,375
Community Health Systems, Inc. bank term loan FRN Ser. B,
6.16s, 2011	633,985	641,910
DaVita, Inc. bank term loan FRN Ser. B, 6.729s, 2012	1,102,140	1,117,294
Hanger Orthopedic Group, Inc. bank term loan FRN 8.271s, 2009	195,500	197,699
Healthsouth Corp. bank term loan FRN 6.89s, 2010	548,494	549,865
Healthsouth Corp. bank term loan FRN 4.39s, 2010	148,750	149,122

SENIOR LOANS (8.0%)* (c) continued

	Principal amount	Value

Health Care continued
Kinetic Concepts, Inc. bank term loan FRN Ser. B, 6.28s, 2011	$131,191	$132,449
LifePoint, Inc. bank term loan FRN Ser. B, 6.185s, 2012	1,182,638	1,188,716
Mylan Laboratories, Inc. bank term loan FRN Ser. B, 6.06s, 2010	696,500	704,336
Psychiatric Solutions, Inc. bank term loan FRN Ser. B, 6.15s, 2012	307,692	310,769
Stewart Enterprises, Inc. bank term loan FRN Ser. B, 5.987s, 2011	249,342	251,523
Veterinary Centers of America, Inc. bank term loan FRN Ser. B,
5.938s, 2011	578,042	582,377
		6,940,576

Technology (0.4%)
AMI Semiconductor, Inc. bank term loan FRN 6.06s, 2012	1,215,953	1,221,020
Aspect Software, Inc. bank term loan FRN Ser. B, 6.563s, 2010	500,000	503,750
Avago, Inc. Ser. DD, 6.565s, 2012 (Singapore)	300,000	301,750
Avago, Inc. bank term loan FRN Ser. B, 6.565s, 2012 (Singapore)	700,000	701,532
SunGard Data Systems, Inc. bank term loan FRN Ser. B,
6.81s, 2013	1,215,958	1,227,610
UGS Corp. bank term loan FRN Ser. C, 6.389s, 2012	902,483	912,636
Xerox Corp. bank term loan FRN 6.22s, 2008	400,000	402,700
		5,270,998

Transportation (0.1%)
Kansas City Southern Railway Co. bank term loan FRN Ser. B,
5.907s, 2008	582,239	584,665
Midwestern Air Systems bank term loan FRN Ser. B,
6.85s, 2012	248,750	251,859
Travelcenters of America bank term loan FRN Ser. B,
6.279s, 2011	1,050,000	1,059,975
		1,896,499

Utilities & Power (0.3%)
Allegheny Energy, Inc. bank term loan FRN Ser. C, 5.883s, 2011	646,887	652,008
El Paso Corp. bank term loan FRN 4.29s, 2009	406,000	407,410
El Paso Corp. bank term loan FRN Ser. B, 7.313s, 2009	809,708	814,994
NRG Energy, Inc. bank term loan FRN 4.427s, 2011	481,373	481,875
NRG Energy, Inc. bank term loan FRN Ser. B, 6.264s, 2011	612,720	613,358
Texas Genco Holdings, Inc. bank term loan FRN Ser. B,
6.468s, 2011	700,615	700,615
Texas Genco Holdings, Inc. bank term loan FRN Ser. DD,
6.47s, 2011	389,791	389,791
Williams Cos., Inc. (The) bank term loan FRN Ser. C, 6.72s, 2007	224,273	226,656
		4,286,707

Total senior loans (cost $109,336,570)		$109,399,757

COMMON STOCKS (0.2%)*

	Shares	Value

Coinmach Service Corp. IDS (Income Deposit Securities)	46,000	$743,360
Comdisco Holding Co., Inc.	905	13,593
Contifinancial Corp. Liquidating Trust Units	5,273,336	1,648
Crown Castle International Corp. †	956	30,238
Dobson Communications Corp. †	6,077	45,091
Genesis HealthCare Corp. †	2,143	78,541
iPCS, Inc. †	646	30,653
Knology, Inc. †	381	1,410
Northwestern Corp. (S)	11,242	352,324
Sterling Chemicals, Inc. †	497	5,268
Sun Healthcare Group, Inc. †	1,662	11,135
USA Mobility, Inc.	27	755
VFB LLC (acquired various dates from 06/22/99 to
12/08/03, cost $1,311,474) (F) ‡ †	1,795,382	38,152
WHX Corp. †	36,177	370,814
Williams Cos., Inc. (The)	60,689	1,446,826

Total common stocks (cost $10,388,776)		$3,169,808

PREFERRED STOCKS (0.2%)*

	Shares	Value

Dobson Communications Corp. 13.00% pfd.	16	$20,319
First Republic Capital Corp. 144A 10.50% pfd.	750	825,000
Paxson Communications Corp. 14.25% cum. pfd. ‡‡	133	1,143,800
Rural Cellular Corp. Ser. B, 11.375% cum. pfd.	828	977,040

Total preferred stocks (cost $2,664,662)		$2,966,159

CONVERTIBLE PREFERRED STOCKS (0.1%)*

	Shares	Value

Emmis Communications Corp. Ser. A, $3.125 cum. cv. pfd.	4,826	$196,660
Paxson Communications Corp. 144A 9.75% cv. pfd. ‡‡	122	829,600

Total convertible preferred stocks (cost $1,316,396)		$1,026,260

UNITS (0.1%)* (cost $2,676,027)

	Units	Value

XCL Equity Units zero % (F)	1,327	$904,889

CONVERTIBLE BONDS AND NOTES (0.1%)*

			Principal amount	Value
Manor Care, Inc. 144A cv. sr. notes 2 1/8s, 2035			$ 165,000	$167,888
WCI Communities, Inc. cv. sr. sub. notes 4s, 2023			525,000	593,250

Total convertible bonds and notes (cost $762,662)				$761,138

PURCHASED OPTIONS OUTSTANDING (—%)*

	Expiration date/
	strike price		Contract amount	Value

Three month Euro Euribor future (Put)	Dec-06 / 96.88		221	$130,804
Three month Euro Euribor future (Call)	Dec-06 / 96.88		221	110,680

Total purchased options outstanding (cost $251,361)				$241,484

WARRANTS (—%)* †

	Expiration	Strike
	date	price	Warrants	Value

Dayton Superior Corp. 144A	6/15/09	.01	1,980	$20
MDP Acquisitions PLC 144A (Ireland)	10/1/13	EUR .001	960	26,880
Mikohn Gaming Corp. 144A	8/15/08	7.7	760	76
TravelCenters of America, Inc.	5/1/09	.001	1,260	1,575
Ubiquitel, Inc. 144A	4/15/10	22.74	3,210	32

Total warrants (cost $219,537)				$28,583

EQUITY VALUE CERTIFICATES (—%)* † (cost $107,609)

		Maturity date	Certificates	Value
ONO Finance PLC 144A (United Kingdom)		2/15/11	780	$8

SHORT-TERM INVESTMENTS (14.9%)*

			Principal amount/shares	Value
Putnam Prime Money Market Fund (e)			160,748,509	$160,748,509

Interest in $437,000,000 joint tri-party
repurchase agreement dated January 31,
2006 with Bank of America Securities, LLC
due February 1, 2006 with respect to various
U.S. Government obligations — maturity
value of $4,981,616 for an effective yield of
4.45% (collaterized by Fannie Mae and
Freddie Mac with yields ranging 4.31% to
6.38% and due dates ranging from June 1,
2020 to May 1, 2038, valued at $445,740,000)	$4,981,000	4,981,000

SHORT-TERM INVESTMENTS (14.9%)* continued

	Principal amount	Value

Interest in $450,000,000 joint tri-party repurchase agreement dated January 31, 2006 with Bank of America Securities, LLC due
February 1, 2006 with respect to various U.S. Government
obligations — maturity value of $33,298,097 for an effective yield of 4.43% (collaterized by Fannie Mae and Freddie Mac
with yields ranging 5.00% to 5.50% and due dates ranging from
May 1, 2019 to December 1, 2035, valued at $459,000,000)	$ 33,294,000	$33,294,000
Short-term investments held as collateral for loaned securities with yields ranging from 4.33% to 4.65% and due dates ranging
from February 1, 2006 to March 24, 2006 (d)	262,526	262,400
U.S. Treasury Bills 4.31%, April 13, 2006 #	3,958,000	3,924,630

Total short-term investments (cost $203,210,539)		$203,210,539

TOTAL INVESTMENTS
Total investments (cost $1,462,628,987)		$1,469,946,852

* Percentages indicated are based on net assets of $1,359,962,086.

† Non-income-producing security.

(S) Securities on loan, in part or in entirety, at January 31, 2006.

†† The interest or dividend rate and date shown parenthetically represent the new interest or dividend rate to be paid and the date the fund will begin accruing interest or dividend income at this rate.

‡ Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at January 31, 2006 was $3,727,382 or 0.3% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# This security was pledged and segregated with the custodian to cover margin requirements for futures contracts at January 31, 2006.

(R) Real Estate Investment Trust.

(c) Senior loans are exempt from registration under the Security Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rate shown for senior loans are the current interest rates at January 31, 2006. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

(d) See Note 1 to the financial statements.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

(F) Security is valued at fair value following procedures approved by the Trustees.

(U) A portion of the position represents unfunded loan commitments (Note 7).

At January 31, 2006, liquid assets totaling $246,638,344 have been designated as collateral for open forward commitments, swap contracts and forward contracts.

144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

TBA after the name of a security represents to be announced securities (Note 1).

The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes (FRN) are the current interest rates at January 31, 2006.

Inverse Floating Rate Bonds (IFB) are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at January 31, 2006.

DIVERSIFICATION BY COUNTRY
Distribution of investments by country of issue at January 31, 2006: (as a percentage of Portfolio Value)
Argentina	0.8%
Austria	0.7
Brazil	1.5
Canada	1.2
Cayman Islands	1.3
France	2.6
Germany	1.8
Ireland	2.1
Japan	1.1
Luxembourg	0.6
Philippines	0.6
Russia	0.8
Sweden	0.7
United Kingdom	2.0
United States	79.9
Other	2.3
_____
Total	100.0%

WRITTEN OPTIONS OUTSTANDING at 1/31/06 (premiums received $438,176) (Unaudited)

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with
Citibank dated January 27, 2006 for
the right to pay a fixed rate of 0.60%
versus the six month JPY LIBOR
maturing on January 31, 2008.	JPY 30,355,300,000	Jan-08 / $0.60	$438,118

FORWARD CURRENCY CONTRACTS TO BUY at 1/31/06 (aggregate face value $130,537,304) (Unaudited)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$23,289,986	$23,135,742	4/19/06	$ 154,244
British Pound	15,018,160	14,912,782	3/15/06	105,378
Canadian Dollar	11,997,860	11,966,320	4/19/06	31,540
Danish Krone	2,273,019	2,205,003	3/15/06	68,016
Euro	20,913,044	20,848,705	3/15/06	64,339
Japanese Yen	21,190,035	21,368,410	2/15/06	(178,375)
Norwegian Krone	3,240,893	3,209,754	3/15/06	31,139
Polish Zloty	1,018,787	978,702	3/15/06	40,085
Singapore Dollar	3,404,896	3,399,741	2/15/06	5,155
South Korean Won	13,402	12,361	2/15/06	1,041
Swedish Krona	6,882,602	6,745,045	3/15/06	137,557
Swiss Franc	15,153,745	14,851,321	3/15/06	302,424
Taiwan Dollar	6,918,681	6,903,418	2/15/06	15,263

Total				$ 777,806

FORWARD CURRENCY CONTRACTS TO SELL at 1/31/06 (aggregate face value $206,176,250) (Unaudited)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$45,888	$45,384	4/19/06	$(504)
British Pound	17,278,809	16,887,043	3/15/06	(391,766)
Canadian Dollar	11,154,223	10,984,695	4/19/06	(169,528)
Euro	122,022,461	119,917,378	3/15/06	(2,105,083)
Japanese Yen	10,582,996	10,698,258	2/15/06	115,262
Norwegian Krone	17,096,381	16,917,915	3/15/06	(178,466)
Swedish Krona	24,497,866	23,677,938	3/15/06	(819,928)
Swiss Franc	7,147,130	7,047,639	3/15/06	(99,491)

Total				$(3,649,504)

FUTURES CONTRACTS OUTSTANDING at 1/31/06 (Unaudited)

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Euro 90 day (Long)	1,754	$416,903,875	Jun-06	$(479,123)
Euro 90 day (Long)	11	3,233,438	Dec-06	(691)
Euro 90 day (Short)	1,754	417,276,600	Mar-07	483,585
Euro-Bobl 5 yr (Long)	139	18,938,245	Mar-06	(153,984)
Euro-Bund 10 yr (Short)	232	33,921,678	Mar-06	196,450
Japanese Government Bond - TSE 10 yr (Long)	25	29,216,147	Mar-06	40,485
U.K. Gilt 10 yr (Long)	65	13,177,541	Mar-06	88,731
U.S. Treasury Bond 10 yr (Short)	396	44,686,125	Mar-06	49,517
U.S. Treasury Note 2 yr (Short)	160	32,775,000	Mar-06	97,019
U.S. Treasury Note 5 yr (Short)	1	105,734	Mar-06	92
U.S. Treasury Note 10 yr (Short)	1,007	109,196,563	Mar-06	639,312

Total				$ 961,393

TBA SALE COMMITMENTS OUTSTANDING at 1/31/06 (proceeds receivable $42,837,477) (Unaudited)

	Principal	Settlement
	amount	date	Value

FNMA, 6s, February 1, 2036	$23,500,000	2/13/06	$23,722,148
FNMA, 5 1/2s, February 1, 2036	18,700,000	2/13/06	18,492,546
FNMA, 5s, February 1, 2036	500,000	2/13/06	483,047

Total			$42,697,741

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 1/31/06 (Unaudited)

				Unrealized
		Notional	Termination	appreciation/
		amount	date	(depreciation)

Agreement with Citibank N.A. dated January 11,
2006 to receive semi-annually the notional
amount multiplied by 0.35% and pay semi-annually
the notional amount multiplied by the six month
JPY-BBA-LIBOR.	JPY	20,000,000,000	1/13/08	$ (82,659)
Agreement with Citibank N.A. dated January 11,
2006 to pay semi-annually the notional amount
multiplied by 1.235% and receive semi-annually
the notional amount multiplied by the six month
JPY-BBA-LIBOR.	JPY	5,600,000,000	1/13/13	312,489
Agreement with Citibank N.A. dated July 12,
2005 to receive annually the notional amount
multiplied by 3.4% and pay semi-annually the
notional amount multiplied by the six month
NOKDOM-NIBR.	NOK	93,000,000	7/14/10	17,368
Agreement with Citibank N.A. dated July 12,
2005 to pay annually the notional amount
multiplied by 2.7515% and receive semi-annually
the notional amount multiplied by the six month
EURIBOR-T248.	EUR	11,000,000	7/14/10	145,099
Agreement with Citibank N.A. dated July 20,
2005 to pay annually the notional amount
multiplied by 2.825% and receive semi-annually
the notional amount multiplied by the six month
EURIBOR-T248.	EUR	4,600,000	7/22/10	42,714
Agreement with Citibank N.A. dated July 20,
2005 to receive annually the notional amount
multiplied by 3.52% and pay semi-annually the
notional amount multiplied by the six month
NOKDOM-NIBR.	NOK	36,700,000	7/22/10	34,752
Agreement with Credit Suisse First Boston dated
November 16, 2005 to receive annually the
notional amount multiplied by 1.72% and pay
semi-annually the notional amount multiplied
by the six month CHF-LIBOR.	CHF	92,387,000	11/18/07	92,344
Agreement with Credit Suisse First Boston dated
November 16, 2005 to pay annually the
notional amount multiplied by 2.33% and receive
semi-annually the notional amount multiplied
by the six month CHF-LIBOR.	CHF	45,158,000	11/18/12	(39,324)
Agreement with Credit Suisse First Boston dated
November 16, 2005 to receive annually the
notional amount multiplied by 2.71% and pay
semi-annually the notional amount multiplied
by the six month CHF-LIBOR.	CHF	11,310,100	11/18/20	101,815

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 1/31/06 (Unaudited) continued

				Unrealized
		Notional	Termination	appreciation/
		amount	date	(depreciation)

Agreement with Lehman Brothers Special
Financing, Inc. dated September 28, 2005 to
receive annually the notional amount multiplied
by 2.47% and pay semi-annually the notional
amount multiplied by the six month EURIBOR.	EUR	110,000,000	9/28/07	$(1,138,987)
Agreement with Lehman Brothers Special
Financing, Inc. dated September 28, 2005 to
pay annually the notional amount multiplied by
3.2385% and receive semi-annually the notional
amount multiplied by the six month EURIBOR.	EUR	59,000,000	9/30/15	1,984,798
Agreement with Lehman Brothers Special
Financing, Inc. dated October 19, 2005 to pay
semi-annually the notional amount multiplied
by 1.61% and receive semi-annually the notional
amount multiplied by the six month
JPY-LIBOR-BBA.	JPY	4,600,000,000	10/21/15	(12,276)
Agreement with Lehman Brothers Special
Financing, Inc. dated September 28, 2005 to
receive annually the notional amount multiplied
by 3.734% and pay semi-annually the notional
amount multiplied by the six month EURIBOR.	EUR	20,000,000	9/30/35	(815,158)
Agreement with Merrill Lynch Capital
Services Inc. dated July 22, 2005 to receive
annually the notional amount multiplied by 3.54%
and pay semi-annually the notional amount
multiplied by the six month NIBOR.	NOK	54,900,000	7/26/10	61,448
Agreement with Merrill Lynch Capital
Services, Inc. dated February 16, 2005 to
receive semi-annually the notional amount
multiplied by the six month EURIBOR and
pay annually the notional amount multiplied
by 2.5645%.	EUR	92,500,000	2/19/07	(1,215,631)
Agreement with Merrill Lynch Capital
Services, Inc. dated October 5, 2005 to
receive annually the notional amount multiplied
by 2.526% and pay semi-annually the notional
amount multiplied by the six month
EUR-EURIBOR-Telerate.	EUR	60,000,000	10/7/07	(571,396)
Agreement with Merrill Lynch Capital
Services, Inc. dated October 5, 2005 to pay
annually the notional amount multiplied by
3.2685% and receive semi-annually the notional
amount multiplied by the six month
EUR-EURIBOR-BBAM	EUR	31,000,000	10/7/07	964,722

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 1/31/06 (Unaudited) continued

				Unrealized
		Notional	Termination	appreciation/
		amount	date	(depreciation)

Agreement with Merrill Lynch Capital
Services, Inc. dated October 5, 2005 to receive
annually the notional amount multiplied by
3.736% and pay semi-annually the notional
amount multiplied by the six month
EUR-EURIBOR-BBAM.	EUR	11,000,000	10/7/07	$ (449,622)
Agreement with Merrill Lynch Capital
Services Inc. dated July 22, 2005 to pay annually
the notional amount multiplied by 2.801% and
receive semi-annually the notional amount
multiplied by the six month EURIBOR.	EUR	6,900,000	7/26/10	71,900
Agreement with Citibank N.A. dated
December 14, 2005 to pay annually the
notional amount multiplied by 2.973% and
receive semi-annually the notional amount
multiplied by the six month EURIBOR-T248.	EUR	200,000,000	12/17/07	539,113
Agreement with Citibank N.A. dated
December 14, 2005 to receive annually the
notional amount multiplied by 3.485% and pay
semi-annually the notional amount multiplied
by the six month EURIBOR-T248.	EUR	53,000,000	12/16/15	(741,048)
Agreement with Goldman Sachs dated
December 23, 2005 to receive/(pay) a premium
based on the difference between the market
price of Ford Credit Auto Owner Trust Series
2005-B Class D and par on day of execution
and receive monthly the notional amount
multiplied by 678 basis points and pay monthly
the one month USD-LIBOR. At maturity/
termination the fund receives the coupon and
price appreciation of Ford Credit Auto Owner
Trust 2005-B Class D and pays the one month
USD LIBOR and the price depreciation of Ford
Credit Auto Owner Trust 2005-B Class D.		$2,644,000	9/5/11	12,940
Agreement with Bank of America, N.A. dated
March 25, 2004 to pay semi-annually the notional
amount multiplied by 3.075% and receive quarterly
the notional amount multiplied by the three
month USD-LIBOR.		32,700,000	3/30/09	1,745,316
Agreement with Bank of America, N.A. dated
January 22, 2004 to pay semi-annually the
notional amount multiplied by 4.35% and receive
quarterly the notional amount multiplied by the
three month USD-LIBOR.		6,900,000	1/27/14	295,441

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 1/31/06 (Unaudited) continued

			Unrealized
	Notional	Termination	appreciation/
	amount	date	(depreciation)

Agreement with Bank of America, N.A. dated
August 30, 2005 to receive semi-annually the
notional amount multiplied by 4.53% and pay
quarterly the notional amount multiplied by the
three month USD-LIBOR-BBA.	$900,000	9/1/15	$ (23,598)
Agreement with Credit Suisse First Boston
International dated July 7, 2004 to pay
semi-annually the notional amount multiplied
by 4.945% and receive quarterly the notional
amount multiplied by the three month
USD-LIBOR.	11,257,600	7/9/14	46,550
Agreement with Credit Suisse First Boston
International dated July 7, 2004 to receive
semi-annually the notional amount multiplied
by 2.931% and pay quarterly the notional
amount multiplied by the three month
USD-LIBOR.	9,973,300	7/9/06	(91,214)
Agreement with JPMorgan Chase Bank, N.A.
dated May 6, 2005 to pay semi-annually the
notional amount multiplied by 4.062% and
receive quarterly the notional amount multiplied
by the three month USD-LIBOR.	56,000,000	5/10/07	643,857
Agreement with JPMorgan Chase Bank, N.A.
dated May 6, 2005 to receive semi-annually the
notional amount multiplied by 4.687% and pay
quarterly the notional amount multiplied by the
three month USD-LIBOR.	30,000,000	5/10/15	(720,636)
Agreement with JPMorgan Chase Bank, N.A.
dated May 6, 2005 to pay semi-annually the
notional amount multiplied by 5.062% and
receive quarterly the notional amount multiplied
by the three month USD-LIBOR.	13,000,000	5/10/35	156,357
Agreement with Lehman Brothers Special
Financing, Inc. dated December 9, 2003 to
receive semi-annually the notional amount
multiplied by 4.641% and pay quarterly the
notional amount multiplied by the three month
USD-LIBOR-BBA.	18,032,000	12/15/13	(619,131)
Agreement with Lehman Brothers Special
Financing, Inc. dated January 22, 2004 to pay
semi-annually the notional amount multiplied by
4.3375% and receive quarterly the notional
amount multiplied by the three month
USD-LIBOR-BBA.	6,900,000	1/26/14	301,042

Total			$ 1,049,385

CREDIT DEFAULT CONTRACTS OUTSTANDING at 1/31/06 (Unaudited)

			Unrealized
		Notional	appreciation/
		amount	(depreciation)

Agreement with Lehman Brothers Special Financing, Inc. on July 27,
2005, maturing on June 20, 2012, to receive quarterly 19 basis points times the notional amount. Upon a credit default event of any reference entity within the DJ iTraxx Index, S3 tranche, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value of the
reference entity within the DJ iTraxx Index, S3 tranche.	EUR	4,823,000	$ 29,602
Agreement with Lehman Brothers Special Financing, Inc. on
August 24, 2005, maturing on June 20, 2012, to receive quarterly
46.375 basis points times the notional amount. Upon a credit default event of any reference entity within the DJ iTraxx Index,
6-9% tranche, the fund makes a payment of the proportional
notional amount times the difference between the par value and the then-market value of the reference entity within the DJ iTraxx Index,
6-9% tranche.	EUR	4,514,000	36,997
Agreement with Lehman Brothers Special Financing, Inc. on July 27,
2005, maturing on June 20, 2012, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and to receive quarterly 45 basis points times the notional amount. Upon a credit default event of any reference entity within the DJ iTraxx Index, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference
entity within the DJ iTraxx Index.	EUR	4,514,000	(4,182)
Agreement with Lehman Brothers Special Financing, Inc. on July 27,
2005, maturing on June 20, 2012, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and to receive quarterly 45 basis points times the notional amount. Upon a credit default event of any reference entity within the DJ iTraxx Index, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference entity
within the DJ iTraxx Index.	EUR	3,617,250	(847)
Agreement with Morgan Stanley Capital Services, Inc. on
September 8, 2005, maturing on June 20, 2015, to receive quarterly
479 basis points times the notional amount. Upon a credit default event of any reference entity within the iTraxx Eur 3 Index,3-6%
tranche. the fund makes a payment of the proportional notional amount times the difference between the par value and the
then-market value of the reference entity within the iTraxx EUR 3
Index, 3-6% tranche.	EUR	2,050,000	42,272

CREDIT DEFAULT CONTRACTS OUTSTANDING at 1/31/06 (Unaudited) continued

		Unrealized
	Notional	appreciation/
	amount	(depreciation)

Agreement with Bank of America, N.A. effective August 16, 2005, maturing on June 20, 2010, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and pay quarterly 360 basis points per annum times the notional amount. Upon a credit default event of a reference entity within the CDX HY Series 4 Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference
entity within the CDX HY Series 4 Index.	$ 9,700,000	$ (356,020)
Agreement with Bank of America, N.A. on September 13, 2005,
maturing on June 20, 2010, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and pay quarterly 90 basis points per annum times the notional amount. Upon a credit default event of a reference entity within the DJ CDX IG HVOL Series 4 Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market value
of the reference entity within the DJ CDX IG HVOL Series 4 Index.	6,744,000	5,158
Agreement with Bank of America, N.A. effective August 17, 2005, maturing on June 20, 2010, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and pay quarterly 360 basis points per annum times the notional amount. Upon a credit default event of a reference entity within the CDX HY Series 4 Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference
entity within the CDX HY Series 4 Index.	4,850,000	(183,006)
Agreement with Bank of America, N.A. effective April 14, 2005, maturing on June 20, 2010, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and receive quarterly 360 basis points per annum times the notional amount. Upon a credit default event of a reference entity within the DJ HY CDX 4 Index, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference
entity within the DJ HY CDX 4 Index.	3,589,000	192,960
Agreement with Bank of America, N.A. on September 8, 2005,
maturing on June 20, 2010, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and pay quarterly 360 basis points per annum times the notional amount. Upon a credit default event of a reference entity within the CDX HY Series 4 Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference
entity within the CDX HY Series 4 Index.	1,988,500	(72,031)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 1/31/06 (Unaudited) continued

		Unrealized
	Notional	appreciation/
	amount	(depreciation)

Agreement with Bank of America, N.A. effective April 13, 2005, maturing on June 20, 2010, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and receive quarterly 360 basis points per annum times the notional amount. Upon a credit default event of a reference entity within the DJ HY CDX 3 Index, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference
entity within the DJ HY CDX 3 Index.	$ 1,746,000	$ 92,183
Agreement with Goldman Sachs Capital Markets, L.P. on
November 17, 2005, maturing on December 20, 2010, to
receive/(pay) a premium based on the difference between the
original spread on issue and the market spread on day of execution and pay quarterly 85 basis points per annum times the notional amount. Upon a credit default event of a reference entity within the
CDX IG HVOL Series 5 Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference entity within
the CDX IG HVOL Series 5 Index.	3,177,000	(21,830)
Agreement with Citigroup Financial Products, Inc. on April 28, 2005, maturing on June 20, 2010, to receive quarterly 201 basis points per annum times the notional amount. Upon a credit default event of a reference entity within the DJ HY CDX 4 Index 25-35% tranche, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value of
the reference entity within the DJ HY CDX 4 Index 25-35% tranche.	4,600,000	320,716
Agreement with Citigroup Financial Products, Inc. on April 15, 2005, maturing on June 20, 2010, to receive quarterly 180 basis points per annum times the notional amount. Upon a credit default event of a reference entity within the DJ HY CDX 4 Index 25-35% tranche, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value
of the reference entity within the DJ HY CDX 4 Index 25-35% tranche.	4,600,000	277,058
Agreement with Citigroup Financial Products, Inc. on June 10, 2005, maturing on June 20, 2010, to pay quarterly 677.5 basis points per annum times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX 5 year Series 4 Index 3-7%
tranche, the fund receives a payment of the proportional notional amount times the difference between the par value and the
then-market value of the reference entity within the DJ IG CDX
5 year Series 4 Index 3-7% tranche.	4,761,000	(66,690)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 1/31/06 (Unaudited) continued

		Unrealized
	Notional	appreciation/
	amount	(depreciation)

Agreement with Citigroup Financial Products, Inc. on August 19,
2005, maturing on June 20, 2012, to receive quarterly 62 basis points per annum times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX Series 4 Index,7-10%
tranche, the fund makes a payment of the proportional notional amount times the difference between the par value and the
then-market value of the reference entity within the DJ IG CDX
Series 4 Index, 7-10% tranche.	$ 4,452,000	$ 40,694
Agreement with Citigroup Financial Products, Inc. effective June 10,
2005, maturing on June 20, 2010, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and pay quarterly 360 basis points per annum times the notional amount. Upon a credit default event of a reference entity within the DJ HY CDX 5 year Series 4
Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the
then-market value of the reference entity within the DJ HY CDX
5 year Series 4 Index.	4,618,170	(228,384)
Agreement with Citigroup Financial Products, Inc. effective
August 19, 2005, maturing on June 20, 2012, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and pay quarterly
55 basis points per annum times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX Series 4
Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the t
hen-market value of the reference entity within the DJ IG CDX
Series 4 Index.	4,452,000	(8,524)
Agreement with Deutsche Bank AG on April 15, 2005, maturing on
June 20, 2010, to receive quarterly 183 basis points per annum times the notional amount. Upon a credit default event of a reference entity within the DJ HY CDX 4 Index 25-35% tranche, the fund make a payment of the proportional notional amount times the difference between the par value and the then-market value of the
reference entity within the DJ HY CDX 4 Index 25-35% tranche.	4,600,000	244,484
Agreement with Goldman Sachs Capital Markets, L.P. on October 12,
2005, maturing on December 20, 2010, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and pay quarterly 395 basis points per annum times the notional amount. Upon a credit default event of a reference entity within the CDX HY Series 5 Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market value
of the reference entity within the CDX HY Series 5 Index.	27,244,000	(1,168,532)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 1/31/06 (Unaudited) continued

		Unrealized
	Notional	appreciation/
	amount	(depreciation)

Agreement with Goldman Sachs Capital Markets, L.P. on October 14,
2005, maturing on June 20, 2010, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and pay quarterly 90 basis points per annum times the notional amount. Upon a credit default event of a reference entity within the CDX IG Series 4 Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market value of the
reference entity within the CDX IG Series 4 Index.	$20,970,000	$ (171,376)
Agreement with Goldman Sachs Capital Markets, L.P. on October 21,
2005, maturing on June 20, 2010, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and pay quarterly 90 basis points per annum times the notional amount. Upon a credit default event of a reference entity within the CDX IG Series 4 Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market value of the
reference entity within the CDX IG Series 4 Index.	5,164,000	(12,770)
Agreement with Goldman Sachs Capital Markets, L.P. effective
August 19, 2005, maturing on June 20, 2010, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and pay quarterly
360 basis points per annum times the notional amount. Upon a credit default event of a reference entity within the CDX HY Series 4
Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the t
hen-market value of the reference entity within the CDX HY
Series 4 Index.	4,850,000	(138,692)
Agreement with Goldman Sachs Capital Markets, L.P. on August 12,
2005, maturing on June 20, 2015, to receive quarterly 600 basis points per annum times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX Series 4 Index,3-7%
tranche, the fund makes a payment of the proportional notional amount times the difference between the par value and the
then-market value of the reference entity within the DJ IG CDX
Series 4 Index,3-7% tranche.	5,000,000	(353,461)
Agreement with Goldman Sachs Capital Markets, L.P. on December 2,
2005, maturing on December 20, 2010, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and pay quarterly 85 basis points per annum times the notional amount. Upon a credit default event of a reference entity within the CDX IG HVOL Series 5 Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market
value of the reference entity within the CDX IG HVOL Series 5 Index.	3,177,000	(15,070)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 1/31/06 (Unaudited) continued

		Unrealized
	Notional	appreciation/
	amount	(depreciation)

Agreement with Goldman Sachs Capital Markets, L.P. on June 22,
2005, maturing on June 20, 2015, to receive quarterly 656 basis points per annum times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX 5 year Series 4
Index 3-7% tranche, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference entity within the DJ IG CDX
5 year Series 4 Index 3-7% tranche.	$ 2,884,800	$ (78,314)
Agreement with Goldman Sachs Capital Markets, L.P. on
December 2, 2005, maturing on December 20, 2012, to receive
quarterly 31.25 basis points per annum times the notional amount.
Upon a credit default event of a reference entity within the CDX IG
Series 5 Index, 10-15% tranche, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference entity within
the CDX IG Series 5 Index,10-15% tranche.	2,342,000	9,122
Agreement with Goldman Sachs Capital Markets, L.P. effective
April 13, 2005, maturing on June 20, 2010, to receive/(pay) a premium based on the difference between the original spread
on issue and the market spread on day of execution and
pay quarterly 360 basis points per annum times the notional
amount. Upon a credit default event of a reference entity within the DJ HY CDX 3 Index, the fund receives a payment of the
proportional notional amount times the difference between the par value and the then-market value of the reference entity within
the DJ HY CDX 3 Index.	1,843,000	84,932
Agreement with Goldman Sachs Capital Markets, L.P. on
December 2, 2005, maturing on December 20, 2010, to pay
quarterly 113 basis points per annum times the notional amount.
Upon a credit default event of a reference entity within the CDX IG
Series 5 Index, 3-7% tranche, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference entity within
the CDX IG Series 5 Index, 3-7% tranche.	1,589,000	6,966
Agreement with Goldman Sachs Capital Markets, L.P. on
December 2, 2005, maturing on December 20, 2012, to receive/(pay)
a premium based on the difference between the original spread on issue and the market spread on day of execution and pay quarterly
55 basis points per annum times the notional amount. Upon a credit default event of a reference entity within the CDX IG Series 5 Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market
value of the reference entity within the CDX IG Series 5 Index.	1,171,000	(3,785)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 1/31/06 (Unaudited) continued

		Unrealized
	Notional	appreciation/
	amount	(depreciation)

Agreement with Goldman Sachs International on September 2, 2004, terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference obligation are liquidated, the fund receives a payment of the outstanding notional amount times 2.461% and the fund pays in the event of a credit default in one of the underlying securities in the basket
of BB CMBS securities.	$ 7,487,000	$ 28,991
Agreement with JPMorgan Chase Bank, N.A. effective June 23, 2005, maturing on June 20, 2010, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and pay quarterly 360 basis points per annum times the notional amount. Upon a credit default event of a reference entity within the DJ HY CDX 5 year Series 4 Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference
entity within the DJ HY CDX 5 year Series 4 Index.	4,656,000	(216,865)
Agreement with JPMorgan Securities Inc. effective December 12,
2005, maturing on June 20, 2012, to receive quarterly 30.5 basis points per annum times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX 4 Index, 10-15%
tranche, the fund makes a payment of the proportional notional amount times the difference between the par value and the
then-market value of the reference entity within the DJ IG CDX
4 Index10-15% tranche.	4,750,000	5,216
Agreement with Lehman Brothers Special Financing, Inc. on
December 1, 2005, maturing on June 20, 2010, to pay quarterly
124.5 basis points per annum times the notional amount. Upon a credit default event of any reference entity within the DJ IG CDX
Series 4 Index, 3-7% tranche,the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference entity within
the DJ IG CDX Series 4 Index, 3-7% tranche.	4,248,500	(38,405)
Agreement with JPMorgan Securities Inc. effective December 12,
2005, maturing on June 20, 2012, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and pays quarterly 55 basis points per annum times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX 4 Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference
entity within the DJ IG CDX 4 Index.	2,375,000	(5,987)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 1/31/06 (Unaudited) continued

		Unrealized
	Notional	appreciation/
	amount	(depreciation)

Agreement with Lehman Brothers Special Financing, Inc. effective
August 10, 2005, maturing on June 20, 2010, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and to pay quarterly
360 basis points per annum times the notional amount. Upon a credit default event of any reference entity within the CDX HY Series 4
Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the
then-market value of the reference entity within the CDX HY
Series 4 Index.	$ 9,700,000	$ (284,576)
Agreement with Lehman Brothers Special Financing, Inc. on
September 8, 2005, maturing on June 20, 2010, to receive/(pay)
a premium based on the difference between the original spread on issue and the market spread on day of execution and to pay quarterly 360 basis points per annum times the notional amount.
Upon a credit default event of any reference entity within the DJ HY
CDX Series 4 Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference entity within the DJ HY CDX
Series 4 Index.	4,850,000	(178,211)
Agreement with Lehman Brothers Special Financing, Inc. effective
June 17, 2005, maturing on June 20, 2010, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and pay quarterly
360 basis points per annum times the notional amount. Upon a credit default event of a reference entity within the DJ HY CDX
5 year Series 4 Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference entity within the DJ HY CDX
5 year Series 4 Index.	4,618,170	(201,141)
Agreement with Lehman Brothers Special Financing, Inc. effective
June 14, 2005, maturing on June 20, 2010, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and pay quarterly
360 basis points per annum times the notional amount. Upon a credit default event of a reference entity within the DJ HY CDX
5 year Series 4 Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference entity within the DJ HY CDX
5 year Series 4 Index.	2,780,990	(123,836)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 1/31/06 (Unaudited) continued

		Unrealized
	Notional	appreciation/
	amount	(depreciation)

Agreement with Lehman Brothers Special Financing, Inc. on
September 19, 2005, maturing on June 20, 2015, to receive/(pay)
a premium based on the difference between the original spread on issue and the market spread on day of execution and pay quarterly
65 basis points per annum times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX 4 Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market value of the
reference entity within the DJ IG CDX 4 Index.	$ 2,284,000	$ (2,510)
Agreement with Lehman Brothers Special Financing, Inc. on
September 21, 2005, maturing on December 20, 2015, to receive quarterly 57.5 basis points per annum times the notional amount.
Upon a credit default event of a reference entity within the DJ IG
CDX 5 Index 10-15% tranche, the fund makes a payment of the
proportional notional amount times the difference between the par value and the then-market value of the reference entity within the
DJ IG CDX 5 Index 10-15% tranche.	2,285,000	4,708
Agreement with Lehman Brothers Special Financing, Inc. on
September 19, 2005, maturing on June 20, 2015, to receive quarterly
59 basis points per annum times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX 4 Index,
10-15% tranche, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference entity within the DJ IG CDX 4 Index,
10-15% tranche.	2,284,000	(5)
Agreement with Lehman Brothers Special Financing, Inc. on
September 21, 2005, maturing on December 20, 2015, to
receive/(pay) a premium based on the difference between the
original spread on issue and the market spread on day of execution and pay quarterly 70 basis points per annum times the notional amount. Upon a credit default event of a reference entity within the
DJ IG CDX 4 Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference entity within the
DJ IG CDX 4 Index.	2,285,000	(8,378)
Agreement with Lehman Brothers Special Financing, Inc. effective
April 14, 2005, maturing on June 20, 2010, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and pay quarterly
360 basis points per annum times the notional amount. Upon a credit default event of a reference entity within the DJ HY CDX
3 Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the
then-market value of the reference entity within the
DJ HY CDX 3 Index.	1,746,000	95,548

CREDIT DEFAULT CONTRACTS OUTSTANDING at 1/31/06 (Unaudited) continued

		Unrealized
	Notional	appreciation/
	amount	(depreciation)

Agreement with Lehman Brothers Special Financing, Inc. on April 18,
2005, maturing on June 20, 2010, to pay quarterly 194 basis points per annum times the notional amount. Upon a credit default event of a reference entity within the DJ HY CDX 4 Index 25-35% tranche, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference entity within the DJ HY CDX 4 Index
25-35% tranche.	$ 1,100,000	$ 68,918
Agreement with Lehman Brothers Special Financing, Inc. on
December 19, 2005, maturing on June 20, 2012, to receive quarterly
309 basis points per annum times the notional amount. Upon a credit default event of any reference entity within the DJ IG CDX
Series 4 Index, 3-7% tranche,the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference entity within the
DJ IG CDX Series 4 Index, 3-7% tranche.	1,082,000	15,702
Agreement with Lehman Brothers Special Financing, Inc. on
December 19, 2005, maturing on June 20, 2010, to receive/(pay)
a premium based on the difference between the original spread on issue and the market spread on day of execution and to pay quarterly
90 basis points per annum times the notional amount. Upon a credit default event of any reference entity within the DJ IG CDX HVOL
Series 4 Index,the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference entity within the DJ IG CDX
HVOL Series 4 Index.	1,082,000	(3,825)
Agreement with Merrill Lynch International effective April 14, 2005, maturing on June 20, 2010, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and receives quarterly 360 basis points per annum times the notional amount. Upon a credit default event of a reference entity within the DJ HY CDX 4 Index, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference
entity within the DJ HY CDX 4 Index.	2,231,000	119,235
Agreement with Morgan Stanley Capital Services, Inc. effective
May 24, 2005, maturing on June 20, 2010, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and pay quarterly 90 basis points per annum times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX 5 year Series 4 Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference entity within the DJ IG CDX 5 year
Series 4 Index.	19,404,000	(293,023)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 1/31/06 (Unaudited) continued

		Unrealized
	Notional	appreciation/
	amount	(depreciation)

Agreement with Morgan Stanley Capital Services, Inc. on
September 8, 2005, maturing on June 20, 2012, to receive quarterly
285 basis points per annum times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX Series 4
Index 3-7% tranche, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference entity within the DJ IG CDX
Series 4 Index 3-7% tranche.	$ 5,125,000	$ 54,687
Agreement with Morgan Stanley Capital Services, Inc. on
December 20, 2005, maturing on June 20, 2010, to pays quarterly
114 basis points per annum times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX
Series 4 Index 3-7% tranche, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference entity within
the DJ IG CDX Series 4 Index 3-7% tranche.	4,864,000	10,370
Agreement with Morgan Stanley Capital Services, Inc. on
December 8, 2005, maturing on December 20, 2012, to receive
quarterly 29 basis points per annum times the notional amount.
Upon a credit default event of a reference entity within the DJ IG
CDX Series 5 Index 10-15% tranche, the fund makes a payment
of the proportional notional amount times the difference between the par value and the then-market value of the reference entity
within the DJ IG CDX Series 5 Index 10-15% tranche.	4,702,000	12,537
Agreement with Morgan Stanley Capital Services, Inc. on
November 30, 2005, maturing on December 20, 2012, to receive quarterly 30 basis points per annum times the notional amount.
Upon a credit default event of a reference entity within the DJ IG
CDX Series 5 Index 10-15% tranche, the fund makes a payment
of the proportional notional amount times the difference between the par value and the then-market value of the reference entity
within the DJ IG CDX Series 5 Index 10-15% tranche.	4,685,000	7,830
Agreement with Morgan Stanley Capital Services, Inc. on
September 19, 2005, maturing on June 20, 2012, to receive
quarterly 48 basis points per annum times the notional amount.
Upon a credit default event of a reference entity within the DJ IG
CDX Series 4 Index 7-10% tranche, the fund makes a payment
of the proportional notional amount times the difference between the par value and the then-market value of the reference entity
within the DJ IG CDX Series 4 Index 7-10% tranche.	4,570,000	14,210

CREDIT DEFAULT CONTRACTS OUTSTANDING at 1/31/06 (Unaudited) continued

		Unrealized
	Notional	appreciation/
	amount	(depreciation)

Agreement with Morgan Stanley Capital Services, Inc. on
September 19, 2005, maturing on June 20, 2012, to receive/(pay)
a premium based on the difference between the original spread on issue and the market spread on day of execution and pay quarterly
55 basis points per annum times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX Series 4 Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market
value of the reference entity within the DJ IG CDX Series 4 Index.	$ 4,570,000	$ (4,043)
Agreement with Morgan Stanley Capital Services, Inc. on
October 13, 2005, maturing on December 20, 2010, to receive
quarterly 145 basis points per annum times the notional amount.
Upon a credit default event of a reference entity within the DJ HY
CDX Series 5 Index 25-35% tranche, the fund makes a payment
of the proportional notional amount times the difference between the par value and the then-market value of the reference entity
within the DJ HY CDX Series 5 Index 25-35% tranche.	4,296,000	105,822
Agreement with Morgan Stanley Capital Services, Inc. on
September 13, 2005, maturing on June 20, 2012, to receive quarterly
275 basis points per annum times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX
Series 4 Index 3-7% tranche, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference entity within the
DJ IG CDX Series 4 Index 3-7% tranche.	3,372,000	8,799
Agreement with Morgan Stanley Capital Services, Inc. on
November 16, 2005, maturing on December 20, 2012, to receive quarterly 305 basis points per annum times the notional amount.
Upon a credit default event of a reference entity within the DJ IG CDX
Series 5 Index 3-7% tranche, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference entity within the
DJ IG CDX Series 5 Index 3-7% tranche.	3,177,000	144,192
Agreement with Morgan Stanley Capital Services, Inc. on May 24,
2005, maturing on June 20, 2010, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and receive quarterly 500 basis points per annum times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX 5 year Series 4 Index
0-3% tranche, the fund makes a payment of the proportional
notional amount times the difference between the par value and the then-market value of the reference entity within the DJ IG CDX
5 year Series 4 Index 0-3% tranche.	4,411,000	385,547

CREDIT DEFAULT CONTRACTS OUTSTANDING at 1/31/06 (Unaudited) continued

		Unrealized
	Notional	appreciation/
	amount	(depreciation)

Agreement with Morgan Stanley Capital Services, Inc. on October 14,
2005, maturing on December 20, 2010, to receive quarterly 127 basis points per annum times the notional amount. Upon a credit default event of a reference entity within the DJ HY CDX Series 5 Index
25-35% tranche, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference entity within the DJ HY CDX
Series 5 Index 25-35% tranche.	$ 2,592,000	$ 41,615
Agreement with Morgan Stanley Capital Services, Inc. on December 8,
2005, maturing on December 20, 2012, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and pay quarterly 55 basis points per annum times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX Series 5 Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market value of the
reference entity within the DJ IG CDX Series 5 Index.	2,351,000	(7,611)
Agreement with Morgan Stanley Capital Services, Inc. on
November 30, 2005, maturing on December 20, 2012, to receive/(pay)
a premium based on the difference between the original spread on issue and the market spread on day of execution and pay quarterly
55 basis per annum points times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX Series 5
Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the
then-market value of the reference entity within the DJ IG CDX
Series 5 Index.	2,342,500	(7,541)
Agreement with Morgan Stanley Capital Services, Inc. on
September 7, 2005, maturing on June 20, 2015, to receive quarterly
70.5 basis points per annum times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX
Series 4 Index 10-15% tranche, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference entity within the
DJ IG CDX Series 4 Index 10-15% tranche.	2,253,000	32,982
Agreement with Morgan Stanley Capital Services, Inc. on
September 7, 2005, maturing on June 20, 2015, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and pay quarterly
65 basis points per annum times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX Series 4 Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market
value of the reference entity within the DJ IG CDX Series 4 Index.	2,253,000	(5,761)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 1/31/06 (Unaudited) continued

		Unrealized
	Notional	appreciation/
	amount	(depreciation)

Agreement with Morgan Stanley Capital Services, Inc. on
October 13, 2005, maturing on December 20, 2010, to receive/(pay)
a premium based on the difference between the original spread on issue and the market spread on day of execution and pay quarterly
395 basis points per annum times the notional amount. Upon a credit default event of a reference entity within the DJ CDX HY Series 5
Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the
then-market value of the reference entity within the DJ CDX HY
Series 5 Index.	$ 2,105,040	$ (94,791)
Agreement with Morgan Stanley Capital Services, Inc. on
October 14, 2005, maturing on December 20, 2010, to receive/(pay)
a premium based on the difference between the original spread on issue and the market spread on day of execution and pays quarterly
395 basis points per annum times the notional amount. Upon a credit default event of a reference entity within the CDX HY Series 5
Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the
then-market value of the reference entity within the CDX HY
Series 5 Index.	1,270,080	(51,776)
Agreement with Morgan Stanley Capital Services, Inc. on
December 19, 2005, maturing on June 20, 2010, to pays quarterly
110.5 basis points per annum times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX
Series 4 Index 3-7% tranche, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference entity within the
DJ IG CDX Series 4 Index 3-7% tranche.	1,082,000	777
Agreement with Morgan Stanley Capital Services, Inc. on January 6,
2006, maturing on December 20, 2012, to receive quarterly
28.5 basis points per annum times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX
Series 5 Index 10-15% tranche, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference entity within the
DJ IG CDX Series 5 Index 10-15% tranche.	2,621,000	5,587
Agreement with Morgan Stanley Capital Services, Inc. on January 13,
2006, maturing on December 20, 2012, to receive quarterly
248 basis points per annum times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX
Series 5 Index 3-7% tranche, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference entity within the
DJ IG CDX Series 5 Index 3-7% tranche.	1,480,000	10,211

CREDIT DEFAULT CONTRACTS OUTSTANDING at 1/31/06 (Unaudited) continued

		Unrealized
	Notional	appreciation/
	amount	(depreciation)

Agreement with Morgan Stanley Capital Services, Inc. on January 13,
2006, maturing on December 20, 2010, to pay quarterly 115 basis points per annum times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX Series 5 Index 3-7%
tranche, the fund receives a payment of the proportional notional amount times the difference between the par value and the
then-market value of the reference entity within the DJ IG CDX
Series 5 Index 3-7% tranche.	$ 1,480,000	$4,857
Agreement with Merrill Lynch International & Co. C.V. on January 13,
2006, maturing on December 20, 2012, to receive quarterly 246 basis points per annum times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX Series 5 Index 3-7%
tranche, the fund makes a payment of the proportional notional amount times the difference between the par value and the
then-market value of the reference entity within the DJ IG CDX
Series 5 Index 3-7% tranche.	1,480,000	7,024
Agreement with Lehman Brothers Special Financing, Inc. on
January 13, 2006, maturing on December 20, 2010, to receive/(pay)
a premium based on the difference between the original spread on issue and the market spread on day of execution and pay quarterly
85 basis points per annum times the notional amount. Upon a credit default event of any reference entity within the DJ IG CDX HVOL
Series 5 Index,the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference entity within the DJ IG CDX
HVOL Series 5 Index.	1,480,000	(4,879)
Agreement with Morgan Stanley Capital Services, Inc. on January 13,
2006 maturing on December 20, 2010, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and pay quarterly 85 basis points per annum times the notional amount. Upon a credit default event of a reference entity within the CDX IG HVOL Series 5 Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market value
of the reference entity within the CDX IG HVOLSeries 5 Index.	1,480,000	(5,270)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 1/31/06 (Unaudited) continued

		Unrealized
	Notional	appreciation/
	amount	(depreciation)

Agreement with Goldman Sachs Capital Markets, L.P. on January 13,
2006, maturing on December 20, 2010, to pay quarterly 115 basis points times per annum the notional amount. Upon a credit default event of a reference entity within the CDX IG Series 5 Index, 3-7%
tranche, the fund receives a payment of the proportional notional amount times the difference between the par value and the
then-market value of the reference entity within the CDX IG
Series 5 Index, 3-7% tranche.	$ 1,480,000	$ (7,776)
Agreement with Morgan Stanley Capital Services, Inc. on January 6,
2006 maturing on December 20, 2012, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and pays quarterly 55 basis points per annum times the notional amount. Upon a credit default event of a reference entity within the CDX IG Series 5 Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market value of the
reference entity within the CDX IG Series 5 Index.	1,310,500	(1,019)

Total		$(1,862,234)

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 1/31/06 (Unaudited)

ASSETS
Investment in securities, at value, including $256,578 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $1,301,880,478)	$1,309,198,343
Affiliated issuers (identified cost $160,748,509) (Note 5)	160,748,509

Cash	13,361,691

Foreign currency (cost $5,387,545) (Note 1)	5,500,718

Interest and other receivables	14,528,326

Receivable for securities sold	27,565,416

Receivable for sales of delayed delivery securities (Note 1)	42,919,593

Unrealized appreciation on open swap contracts (Note 1)	10,138,574

Receivable for open forward currency contracts (Note 1)	1,190,963

Receivable for closed forward currency contracts (Note 1)	1,240,728

Receivable for closed swap contracts (Note 1)	539,201

Total assets	1,586,932,062

LIABILITIES
Payable for variation margin (Note 1)	90,965

Distributions payable to shareholders	5,769,703

Payable for securities purchased	20,133,887

Payable for purchases of delayed delivery securities (Note 1)	135,945,476

Payable for shares of the fund repurchased	589,928

Payable for compensation of Manager (Notes 2 and 5)	2,224,138

Payable for investor servicing and custodian fees (Note 2)	42,841

Payable for Trustee compensation and expenses (Note 2)	152,082

Payable for administrative services (Note 2)	2,417

Payable for open forward currency contracts (Note 1)	4,062,661

Payable for closed forward currency contracts (Note 1)	2,877,442

Written options outstanding, at value (premiums received $438,176) (Note 1)	438,118

Unrealized depreciation on swap contracts (Note 1)	10,951,423

Premiums received on credit default contracts (Note1)	557,960

TBA sales commitments, at value (proceeds receivable $42,837,477) (Note 1)	42,697,741

Collateral on securities loaned, at value (Note 1)	262,400

Other accrued expenses	170,794

Total liabilities	226,969,976

Net assets applicable to common shares outstanding	$1,359,962,086

(Continued on next page)

Statement of assets and liabilities (Continued)

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Note 1)	$1,643,567,832

Undistributed net investment income (Note 1)	8,154,327

Accumulated net realized loss on investments and
foreign currency transactions (Note 1)	(296,692,344)

Net unrealized appreciation of investments and
assets and liabilities in foreign currencies	4,932,271

Total — Representing net assets applicable to capital shares outstanding	$1,359,962,086

COMPUTATION OF NET ASSET VALUE
Net asset value per share
($1,359,962,086 divided by 191,971,836 shares)	$7.08

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 1/31/06 (Unaudited)

INVESTMENT INCOME
Interest (including interest income of $2,434,964
from investments in affiliated issuers) (Note 5)	$40,026,647

Dividends	105,929

Securities lending	717

Total investment income	40,133,293

EXPENSES
Compensation of Manager (Note 5)	4,675,468

Investor servicing fees (Note 2)	344,716

Custodian fees (Note 2)	183,593

Trustee compensation and expenses (Note 2)	20,473

Administrative services (Note 2)	13,289

Other	449,513

Fees waived and reimbursed by Manager (Note 5)	(83,384)

Total expenses	5,603,668

Expense reduction (Note 2)	(278,121)

Net expenses	5,325,547

Net investment income	34,807,746

Net realized loss on investments (Notes 1 and 3)	(3,867,325)

Net realized gain on swap contracts (Note 1)	1,844,228

Net realized loss on futures contracts (Note 1)	(209,564)

Net realized loss on foreign currency transactions (Note 1)	(2,980,096)

Net unrealized depreciation of assets and liabilities
in foreign currencies during the period	(5,537,242)

Net unrealized depreciation of investments, futures contracts, swap contracts,
written options and TBA sale commitments during the period	(6,564,947)

Net loss on investments	(17,314,946)

Net increase in net assets resulting from operations	$17,492,800

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS

	Six months ended	Year ended
	1/31/06*	7/31/05

Operations:
Net investment income	$ 34,807,746	$ 58,856,328

Net realized gain (loss) on investments
and foreign currency transactions	(5,212,757)	19,641,735

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(12,102,189)	15,978,413

Net increase in net assets resulting from operations	17,492,800	94,476,476

Distributions to shareholders: (Note 1)

From net investment income	(34,978,091)	(80,509,420)

Increase from issuance of shares in connection with the
merger of Putnam Master Income Trust (Note 9)	—	390,337,325

Decrease from shares repurchased (Note 4)	(19,532,810)	—

Total increase (decrease) in net assets	(37,018,101)	404,304,381

NET ASSETS
Beginning of period	1,396,980,187	992,675,806

End of period (including undistributed net investment
income of $8,154,327 and undistributed net investment
income of $8,324,672, respectively)	$1,359,962,086	$1,396,980,187

NUMBER OF FUND SHARES
Shares outstanding at beginning of period	195,156,300	141,198,870

Shares issued in connection with the merger
of Putnam Master Income Trust (Note 9)	—	53,957,430

Shares repurchased (Note 4)	(3,184,464)	—

Shares outstanding at end of period	191,971,836	195,156,300
* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE

	Six months ended**			Year ended
	1/31/06	7/31/05	7/31/04	7/31/03	7/31/02	7/31/01

Net asset value,
beginning of period	$7.16	$7.03	$6.75	$6.22	$6.68	$7.19

Investment operations:
Net investment income (a)	.18(d)	.36(d)	.44(d)	.51	.55	.61

Net realized and unrealized
gain (loss) on investments	(.10)	.28	.31	.54	(.47)	(.50)

Total from
investment operations	.08	.64	.75	1.05	.08	.11

Less distributions:
From net investment income	(.18)	(.51)	(.47)	(.52)	(.53)	(.51)

From return of capital	—	—	—	—	(.01)	(.11)

Total distributions	(.18)	(.51)	(.47)	(.52)	(.54)	(.62)

Increase from
shares repurchased	.02	—	—	—	—	—

Net asset value,
end of period	$7.08	$7.16	$7.03	$6.75	$6.22	$6.68

Market price,
end of period	$6.21	$6.31	$6.29	$6.31	$6.03	$6.29

Total return at
market price (%)(b)	1.32*	8.35	7.18	13.41	4.44	8.56

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$1,359,962	$1,396,980	$992,676	$952,730	$877,649	$942,125

Ratio of expenses to
average net assets (%)(c)	.41(d)*	.84(d)	.83(d)	.85	.86	.85

Ratio of net investment income
to average net assets (%)	2.52(d)*	4.99(d)	6.19(d)	7.91	8.39	8.87

Portfolio turnover (%)	59.87(e)*	139.74(e)	78.43	96.21(f )	175.78(f )	231.58

* Not annualized.
** Unaudited.
(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.
(b) Total return assumes dividend reinvestment.
(c) Includes amounts paid through expense offset arrangements (Note 2).
(d) Reflects waivers of certain fund expenses in connection with Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended January 31, 2006, July 31, 2005 and July 31, 2004 reflect a reduction of 0.01%, 0.02% and less than 0.01% of average net assets, respectively (Note 5).
(e) Portfolio turnover excludes dollar roll transactions.
(f) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 1/31/06 (Unaudited)

Note 1: Significant accounting policies

Putnam Premier Income Trust (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The fund’s investment objective is to seek high current income consistent with the preservation of capital by allocating its investments among the U.S. government sector, high yield sector and international sector of the fixed-income securities market. The fund invests in higher yielding, lower-rated bonds that have a higher rate of default due to the nature of the investments.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Other investments, including certain restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the coun-terparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. Securities purchased or sold on a forward commitment or delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract. The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are recorded as income in the statement of operations.

E) Stripped mortgage-backed securities The fund may invest in stripped mortgage-backed securities which represent a participation in mortgage loans and may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

F) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

G) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

H) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

I) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

J) Credit default contracts The fund may enter into credit default contracts where one party, the protection buyer, makes an upfront or periodic payment to a counter party, the protection seller, in exchange for the right to receive a contingent payment. The maximum amount of the payment may equal the notional amount, at par, of the underlying index or security as a result of a related credit event. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. Risks of loss may exceed amounts recognized on the statement of assets and liabilities. Credit default contracts outstanding at period end, if any, are listed after the fund’s portfolio.

K) TBA purchase commitments The fund may enter into “TBA” (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is “marked-to-market” daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

L) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is “marked-to-market” daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

M) Dollar rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

N) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At January 31, 2006, the value of securities loaned amounted to $256,578. The fund received cash collateral of $262,400 which is pooled with collateral of other Putnam funds into 22 issues of high grade short-term investments.

O) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At July 31, 2005, the fund had a capital loss carryover of $289,635,841 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$14,335,502	July 31, 2006

37,732,461	July 31, 2007

60,809,014	July 31, 2008

51,721,443	July 31, 2009

44,917,486	July 31, 2010

80,119,935	July 31, 2011

The aggregate identified cost on a tax basis is $1,464,667,401, resulting in gross unrealized appreciation and depreciation of $36,351,463 and $31,072,012, respectively, or net unrealized appreciation of $5,279,451.

P) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the “average weekly assets” of the fund. “Average weekly assets” is defined to mean the average of the weekly determinations of the difference between the total assets of the fund (including any assets attributable to leverage for investment purposes through incurrence of indebtedness) and the total liabilities of the fund (excluding liabilities incurred in connection with leverage for investment purposes). This fee is based on the following annual rates: 0.75% of the first $500 million of average weekly assets, 0.65% of the next $500 million, 0.60% of the next $500 million, and 0.55% of the next $5 billion, with additional breakpoints at higher asset levels.

Prior to January 1, 2006, the fund’s management fee was based on the following annual rates: 0.75% of the first $500 million of average weekly assets, 0.65% of the next $500 million, 0.60% of the next $500 million and 0.55% thereafter.

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average weekly assets (calculated in the same manner as under the fund’s management contract with Putnam Management) of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC. PFTC receives fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. Putnam Investor Services is paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average net assets. During the period ended January 31, 2006, the fund incurred $528,308 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s expenses. For the six months ended January 31, 2006, the fund’s expenses were reduced by $278,121 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $496, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontribu-tory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average total retainer and meeting fees for the three years ended December 31, 2005. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the six months ended January 31, 2006, cost of purchases and proceeds from sales of investment securities other than U.S. government securities and short-term investments aggregated $716,147,324 and $734,488,078, respectively. Purchases and sales of U.S. government securities aggregated $12,213,152 and $12,246,000, respectively.

Note 4: Share repurchase program

On October 7, 2005, the Trustees authorized Putnam Management to implement a share repurchase program pursuant to which the fund may, over the 12 months following the announcement, repurchase up to 5% of its common shares outstanding as of such date. In March 2006, the Trustees approved an extension of this repurchase program to allow the fund to repurchase a total of up to 10% of its outstanding shares over the same period. Repurchases will only be made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees.

For the period ended January 31, 2006, the fund repurchased 3,184,464 common shares for an aggregate purchase price of $19,532,810, which reflects a weighted-average discount from net asset value per share of 13.9% .

Note 5: Investment in Putnam Prime Money Market Fund

Pursuant to an exemptive order from the Securities and Exchange Commission, the fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended January 31, 2006, management fees paid were reduced by $83,384 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $2,434,964 for the period ended January 31, 2006. During the period ended January 31, 2006, cost of purchases and cost of sales of investments in Putnam Prime Money Market Fund aggregated $363,893,850 and $395,766,490, respectively.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Unfunded loan commitments

As of January 31, 2006, the fund had unfunded loan commitments of $169,250, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

Borrower	Unfunded commitments

Trump Casino	$169,250

Note 8: Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The Securities and Exchange Commission’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

The Staff of the SEC has indicated that it believes that Putnam Management did not comply with certain disclosure requirements in connection with dividend payments to shareholders of your fund. Putnam Management is currently engaged in settlement negotiations with the SEC Staff regarding this matter.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 9: Acquisition of Putnam Master Income Trust

On February 25, 2005, the fund issued 53,957,430, shares in exchange for 53,329,917 shares of Putnam Master Income Trust to acquire that fund’s net assets in a tax-free exchange approved by the shareholders of each fund. The net assets of the fund and Putnam Master Income Trust on the February 25, 2005 valuation date, were $1,021,456,879 and $390,337,325, respectively. On February 25, 2005, Putnam Master Income Trust had distributions in excess of net investment income of $6,574,029, accumulated net realized loss of $79,376,154 and unrealized appreciation of $8,668,150. The aggregate net assets of the fund immediately following the acquisition were $1,411,794,204.

Information presented in the Statement of operations and changes in net assets reflect only operations of Putnam Premier Income Trust.

The Putnam family of funds

The following is a complete list of Putnam’s open-end mutual funds. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth funds	Value funds
Discovery Growth Fund	Classic Equity Fund
Growth Opportunities Fund	Convertible Income-Growth Trust
Health Sciences Trust	Equity Income Fund
International New Opportunities Fund*	The George Putnam Fund of Boston
New Opportunities Fund	The Putnam Fund for Growth
OTC & Emerging Growth Fund	and Income
Small Cap Growth Fund	International Growth and Income Fund*
Vista Fund	Mid Cap Value Fund
Voyager Fund	New Value Fund
Small Cap Value Fund†

Blend funds	Income funds
Capital Appreciation Fund	American Government Income Fund
Capital Opportunities Fund	Diversified Income Trust
Europe Equity Fund*	Floating Rate Income Fund
Global Equity Fund*	Global Income Trust*
Global Natural Resources Fund*	High Yield Advantage Fund*†
International Capital	High Yield Trust*
Opportunities Fund*	Income Fund
International Equity Fund*	Limited Duration Government
Investors Fund	Income Fund‡
Research Fund	Money Market Fund§
Tax Smart Equity Fund®	U.S. Government Income Trust
Utilities Growth and Income Fund

* A 1% redemption fee on total assets redeemed or exchanged between 6 and 90 days of purchase may be imposed for all share classes of these funds.

† Closed to new investors.

‡ Formerly Putnam Intermediate U.S. Government Income Fund.

§ An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Tax-free income funds
AMT-Free Insured Municipal Fund**
Tax Exempt Income Fund
Tax Exempt Money Market Fund§
Tax-Free High Yield Fund

State tax-free income funds:
Arizona, California, Florida, Massachusetts,
Michigan, Minnesota, New Jersey, New York,
Ohio, and Pennsylvania

Asset allocation funds Income Strategies Fund Putnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios: Asset Allocation: Balanced Portfolio Asset Allocation: Conservative Portfolio Asset Allocation: Growth Portfolio

Putnam RetirementReady® Funds

Putnam RetirementReady Funds — ten investment portfolios that offer diversification among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The ten funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

** Formerly Putnam Tax-Free Insured Fund.

With the exception of money market funds, a 2% redemption fee may be applied to shares exchanged or sold within 5 days of purchase.

Check your account balances and the most recent month-end performance at www.putnam.com.

Fund information

About Putnam Investments

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager
Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager
Putnam Investments Limited
57–59 St. James Street
London, England SW1A 1LD

Marketing Services
Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian
Putnam Fiduciary
Trust Company

Legal Counsel
Ropes & Gray LLP

Trustees
John A. Hill, Chairman
Jameson Adkins Baxter,
Vice Chairman
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
W. Thomas Stephens
Richard B. Worley

Officers
George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive Officer

Jonathan S. Horwitz
Senior Vice President
and Treasurer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Daniel T. Gallagher
Senior Vice President,
Staff Counsel and
Compliance Liaison

Beth S. Mazor
Vice President

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Francis J. McNamara, III
Vice President and
Chief Legal Officer

Charles A. Ruys de Perez
Vice President and
Chief Compliance Officer

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Judith Cohen
Vice President, Clerk and
Assistant Treasurer

Wanda M. McManus
Vice President, Senior Associate
Treasurer and Assistant Clerk

Nancy E. Florek
Vice President, Assistant Clerk,
Assistant Treasurer
and Proxy Manager

Call 1-800-225-1581 weekdays between 9:00 a.m. and 5:00 p.m. Eastern Time, or visit our Web site (www.putnam.com) anytime for up-to-date information about the fund’s NAV.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109
www.putnam.com
1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

SA708 231702 3/06

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Registrant Purchase of Equity Securities
				Maximum
			Total Number	Number (or
			of Shares	Approximate
			Purchased	Dollar Value )
			as Part	of Shares
			of Publicly	that May Yet Be
	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs	or Programs *

October 7 – October
31, 2005	257,121	$6.10	257,121	19,258,509
November 1-
November 30, 2005	975,781	$6.04	975,781	18,282,728
December 1-
December 31, 2005	975,781	$6.10	975,781	17,306,947
January 1- January
31, 2006	975,781	$6.27	975,781	16,331,166

The Board of Trustees announced a repurchase plan on October 7, 2005 for which 9,757,815 shares were approved for repurchase by the fund. The repurchase plan was approved through October 6, 2006. On March 10, 2006, the Trustees announced that the repurchase program was extended to allow repurchases of up to a total of 19,515,630 shares over the original term of the program

*Information is based on the total number of shares eligible for repurchase under the program, as amended on March 10, 2006.

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:

Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Premier Income Trust

By (Signature and Title):

/s/Michael T. Healy Michael T. Healy Principal Accounting Officer

Date: March 29, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter Charles E. Porter Principal Executive Officer

Date: March 29, 2006

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: March 29, 2006